UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Oragenics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ORAGENICS, INC.
13700 Progress Boulevard
Alachua, Florida  32615

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 25, 2010

           Notice is hereby given to the shareholders of Oragenics, Inc., a Florida Corporation (the "Company") that the 2010 Annual Meeting of Shareholders of the Company (including any postponements or adjournments thereof, the "Annual Meeting") will be held at the Grand Hyatt Tampa Bay, 2900 Bayport Drive, Tampa, FL 33607 on Wednesday,  August 25, 2010, at 10:00 a.m., local time, for the following purposes:

(i)	To elect Directors to serve until the next annual meeting of shareholders;

(ii)
Approve an amendment to our articles of incorporation to effect a reverse stock split of our common stock by a ratio of not less than one-for-two and not more than one-for-twenty with the exact ratio to be set at a whole number within this range to be determined by our board of directors in its discretion and to authorize our board of directors to implement the reverse stock split at any time prior to the date of the Company’s 2011 annual meeting of shareholders by filing an amendment to our articles of incorporation,

(iii)	To transact such other business as may properly come before the Annual Meeting.

           All shareholders are cordially invited to attend the Annual Meeting.  Information relating to the Annual Meeting and matters to be considered and voted upon at the Annual Meeting are set forth in the attached Proxy Statement.

           Only those shareholders of record at the close of business on July 9, 2010, are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Alachua, Florida.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Brian Bohunicky
Alachua, Florida		BRIAN BOHUNICKY
July 21, 2010	Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDERS MEETING TO BE HELD ON AUGUST 25, 2010.

This Proxy Statement and our 2009 Annual Report on Form 10-K for the year ended December 31, 2009, which was amended by Amendment No. 1 filed on April 29, 2010, as filed with the Securities and Exchange Commission, except for exhibits, are available at:  www.oragenics.com/annualreport.html

TABLE OF CONTENTS

i

ORAGENICS, INC.
PROXY STATEMENT
FOR HOLDERS OF COMMON STOCK
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 25, 2010

General

           This Proxy Statement is furnished to shareholders, of Oragenics, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from shareholders for use at the 2010 Annual Meeting of Shareholders to be held at 10:00 a.m. local time at the Grand Hyatt Tampa Bay, 2900 Bayport Drive, Tampa, FL 33607 on, August 25, 2010 (including any postponements or adjournments thereof, the "Annual Meeting").

           The Annual Meeting will be held for the following purposes:

(i)	To elect six (6) Directors to serve until the next annual meeting of shareholders;

(ii)
To approve an amendment to our articles of incorporation to effect a reverse stock split of our common stock at the discretion of our board of directors at a ratio ranging from one-for-two to one-for-twenty, with the exact ratio to be set at a whole number within the range to be determined by our board of directors and to authorize our board of directors to implement the reverse stock split at any time prior to the date of the Company’s 2011 annual meeting of shareholders by filing an amendment to our articles of incorporation; and

(iii)	To transact such other business as may properly come before the Annual Meeting.

           This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about  July 21, 2010.

Record Date and Voting Securities

           Only shareholders of record of the Company at the close of business on July 9, 2010 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 108,203,148 shares of common stock issued and outstanding (“Common Stock”)and no shares of our preferred stock were outstanding. Each share of Common Stock is entitled to one vote for each share of Common Stock held.

           Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Quorum Requirement

           The holders of record of a majority of the votes of Common Stock entitled to be voted at the Annual Meeting, present in person or by proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. For the purpose of determining the presence of a quorum, abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum for all purposes for which the meeting was noticed.  A broker non-vote is when a brokerage firm or bank holding shares of record for their customers in street name does not receive specific instructions from their customers, as the beneficial owners, and the brokerage firm or bank advises that it lacks discretionary voting authority on a particular proposal and has not received instructions from the beneficial owner.

Vote Required

PROPOSAL I:   Election of Directors. The election of six Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting. With respect to the election of Directors, shareholders may (i) vote "for" each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote and are running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the shareholder vote.  Votes that are withheld or a broker non-vote will have no effect on the outcome of the election of Directors.

PROPOSAL II: Approval of an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock at the discretion of our Board of Directors. Approval of the amendment requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting for approval of the plan amendment. With respect to this proposal, shareholders may (i) vote “for” the proposal, (ii) vote “against” the proposal, or (iii) abstain from voting. Abstentions and broker non-votes have the same effect as votes “against” this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote your shares:

•	“FOR” the nominees listed in Proposal I below: and

•	“FOR” the approval of an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock at the discretion of our board of directors.

Voting

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated. If you submit a proxy and do not make voting selections, the shares represented by that proxy will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.  As permitted by Rule 14a-4(c) of the Securities and Exchange Commission, the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting that were not submitted to the Company within a reasonable time prior to the mailing of these proxy materials. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a Director if a Director nominee named in Proposal I is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

Shareholders of record — If your shares are registered directly in your name with Oragenic’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and Annual Report have been sent directly to you. As a shareholder of record, you may instruct the proxy holders how to vote your shares by completing, signing, dating and returning the proxy card in the postage pre-paid envelope provided. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board.

If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted, will be superseded by the vote that you cast at the Annual Meeting. If you plan to attend the annual meeting, please bring proof of identification for entrance to the annual meeting.

Beneficial owners — Many Oragenics shareholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Annual Meeting proxy materials have been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the shareholder of record. As a beneficial owner, you have the right to direct your broker, trustee or other nominee on how to vote your shares, and you will receive instructions from them that you must follow in order to have your shares voted. The instructions from your broker, bank or other nominee will indicate if Internet and telephone voting are available, and if they are available, will provide details regarding Internet and telephone voting.

Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Changing Vote; Revocability of Proxies

Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

Shareholders of record — If you are a shareholder of record, you may change your vote (1) by delivering to us (Attention: Corporate Secretary, 13700 Progress Boulevard, Alachua, Florida 32615), prior to your shares being voted at the Annual Meeting, a later dated written notice of revocation or a duly executed proxy card, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A shareholder of record that has voted on the Internet or by telephone may also change his or her vote by subsequently making a timely and valid later Internet or telephone vote.

Beneficial owners — If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or nominee, or (2) if you have obtained a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Effect of Not Casting Your Vote

Shareholders of record — If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

Beneficial owners — If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal I) and in the approval of the amendment to our Articles of Incorporation (Proposal II). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in the relevant regulations were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

Expenses of Solicitation

We will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of the Proxy Materials, the Notice, and any additional materials furnished to shareholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, email, telegram, facsimile, or personal solicitation by our directors, officers, or regular employees. No additional compensation will be paid for such services.

Shareholder Proposals to Be Presented at Next Annual Meeting

Requirements for shareholder proposals to be considered for inclusion in Oragenic’s proxy materials.  Shareholders interested in submitting a proper proposal for inclusion in the proxy materials for our next annual meeting may do so by submitting such proposal in writing to our offices located at 13700 Progress Boulevard, Alachua, Florida 32615, Attn: Corporate Secretary. To be eligible for inclusion, stockholder proposals must be received by us not less than 120 days before the one year anniversary on which Oragenic’s first mailed its proxy statement to shareholders in connection with the previous year’s annual meeting of shareholders, which will be March 22, 2011 for the next annual meeting, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided, however, that in the event that we did not hold an annual meeting the previous year, or if the date of the annual meeting has been changed more than 30 days from the one year anniversary of the date of the previous year’s meeting, then the deadline for receipt of notice by the shareholder is within a reasonable time before the Company begins to print and send its proxy materials in order to be eligible for inclusion in the Company's Proxy Statement and Proxy relating to that meeting.

Requirements for shareholder business or nominations to be brought before Oragenic’s annual meetings.  Our bylaws do not establish an advance notice procedure for shareholders who wish to present certain matters, including nominations of persons for election to the Board and shareholder proposals not included in our proxy statement, to be brought before an annual meeting of shareholders. Shareholder proposals, including the nomination of a person for election to the Board, brought before the meeting should consider including, among other things: information as follows: (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the shareholder submitting the proposal, (iii) the number of shares that are beneficially owned by such shareholder, (iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and (viii) any other information that may be required by applicable rules and regulations of the Commission.

Shareholders may also submit a recommendation (as opposed to a formal nomination) for a candidate for membership on our Board by following the procedures set forth in “Corporate Governance — Director Candidates.”

Delivery of Proxy Materials to Shareholders

If you share an address with another shareholder, each shareholder may not receive a separate copy of the Notice or Proxy Materials. Shareholders may request to receive a separate copy of the Notice or Proxy Materials, by writing to Oragenics, Inc., 13700 Progress Boulevard, Alachua, Florida 32615, Attention: Corporate Secretary. Alternatively, shareholders who share an address and receive multiple copies of the Notice or Proxy Materials may request to receive a single copy by following the same instructions.

PROPOSAL I

ELECTION OF DIRECTORS

Nominees

The Board of Directors currently is comprised of six board members Christine L. Koski, Robert C. Koski, Jeffrey Hillman, David B. Hirsch, Frederick W. Telling and Charles L. Pope.  On June 4, 2010 the board expanded to include two additional board members Dr. Telling and Mr. Pope to our board of directors.  All of our existing Directors are nominated for re-election at the Annual Meeting.  If elected, each of the Directors will hold office until the next annual meeting of shareholders and until their successor is elected and qualified, or as otherwise provided by the Company's Bylaws or by Florida law.

If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

•	designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

•	allow the vacancy to remain open until a suitable candidate is located and nominated; or

•	adopt a resolution to decrease the authorized number of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE. Our majority shareholder, Koski Family Limited Partnership, has indicated that it will vote in favor of each of these nominees.

 If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting.

Information About Nominees

Information about each nominee is set forth below:

Name	Age as of July 9, 2010	Position
Christine L. Koski	53	Director and Non-executive Chairperson
David B. Hirsch	41	Chief Executive Officer, President and Director
Dr. Jeffrey D. Hillman	61	Chief Scientific Officer and Director
Robert C. Koski	51	Director
Frederick W. Telling	58	Director Nominee
Charles L. Pope	58	Director Nominee

Christine L. Koski.  Ms. Koski has been a director and Chairperson of our Board of Directors since June 2009.  Ms. Koski joined the executive team of nMetric, LLC as head of marketing in July 2006.  Prior to joining nMetric, Ms. Koski founded Koski Consulting Group, Inc. in June 2001 to work with start-up companies in the area of business strategy and marketing.  In May 2001, Ms. Koski completed an Executive MBA degree from Southern Methodist University.  From 1980 through 2000, Ms. Koski held various positions in sales, product management, purchasing, sales management, and international marketing management with Celanese A.G. or its former affiliates, including Celanese Ltd., Hoechst AG and Hoechst Celanese Chemical Group Ltd.  In addition to her positions at nMetric and Oragenics, Koski serves on the Board of Directors at Sun Hydraulics Corporation, (NASDAQ: SNHY), manufacturer of high performance hydraulic valves and solutions, and Cheltec, a specialty chemical company.  Ms. Koski is a partner in the Koski Family Limited Partnership (“KFLP”), which beneficially owns a controlling interest in us.  Ms. Koski is a member of the nonprofit National Association of Corporate Directors (NACD), and she is a graduate of St. Lawrence University and Southern Methodist University’s Cox School of Business.  Ms. Koski is the sister of our director Robert Koski.

Ms. Koski brings to the Board over a decade of experience as an executive officer and member of other boards of directors involving technology based companies, including another public company.  Through her extensive executive management and board service experience, Ms. Koski has developed the leadership, business judgment and consensus-building skills necessary to effectively lead our Board as a Non-executive Chairperson.  Her strong expertise and background in management and marketing and track record as an accomplished executive have provided her with the business acumen and skills necessary to serve as our Chairperson.

David B. Hirsch.  Mr. Hirsch has been a Director and our President and Chief Executive Officer since June 2009.  Mr. Hirsch became a Director, President and Chief Executive Officer following the change of control transaction with the Koski Family Limited Partnership, discussed below.  Mr. Hirsch began working for the Company as a consultant in April 2008 and joined the Company as a full-time employee in May 2008.  Mr. Hirsch became our Chief Operating Officer effective June 27, 2008 and assumed the role of Chief Financial Officer on July 15, 2008. Mr. Hirsch assumed the additional role of Acting President and Chief Executive Officer on March 18, 2009 upon the resignation of the Company’s former chief executive officer and president and Mr. Hirsch relinquished his position as Chief Operating Officer at that time.  Mr. Hirsch further relinquished his position as our Chief Financial Officer in June 2009 upon the appointment of Mr. Bohunicky to that position.  Prior to joining the Company, Mr. Hirsch operated a boutique legal and consulting practice since January 2002 with a focus on financing and advising emerging technology companies. Prior to starting his own firm, Mr. Hirsch worked at Deloitte and Touche, LLP in San Francisco, California as a Manager in its restructuring group; at Mutual Ascent, a registered investment advisor; and at The Cottonwood Group, a venture capital firm in San Mateo, California in various capacities.  He holds a MSIA (MBA) from the Tepper School of Business at Carnegie Mellon University, a JD from Drake University Law School and a B.A. in Economics from Indiana University. Mr. Hirsch is also a licensed attorney in the States of Florida and Indiana.

As our President, Chief executive Officer and a member of our Board, Mr. Hirsch draws upon over a decade of experience in an array of executive roles in various industries.  In addition to his industry experience, Mr. Hirsch brings to the Board the critical expertise gained over his career on corporate and business unit strategy, financial structures and alternatives and a background in law.

Dr. Jeffrey D. Hillman.  Dr. Hillman has been our Chief Scientific Officer since November 1996, a Director since November 1996 and served as Chairman of the Board of Directors from November 1996 to December 2004. Since November 1991, Dr. Hillman has been a Professor in the College of Dentistry at the University of Florida in Gainesville, Florida.  However, Dr. Hillman retired from the University of Florida, as of July 2008.  Dr. Hillman received undergraduate training at the University of Chicago (Phi Beta Kappa), and his D.M.D. degree (cum Laude) from the Harvard School of Dental Medicine and his Ph.D. from Harvard University Medical School. He has authored or co-authored more than 100 publications and textbook chapters on subjects related to infectious diseases, including their etiology and prevention. He has also worked extensively in the area of novel antibiotics. He is the inventor or co-inventor of Oragenics’ technologies, including the platform technologies to identify targets for the development of new vaccines and diagnostic tests for a wide variety of infectious diseases and cancer.

Dr. Hillman, our founder and longest serving Board member, brings to our Board an extensive background spanning nearly thirty years in biotechnology research and development and a deep knowledge and understanding of Oragenics’ business, operation and employees.

Robert C. Koski.  Mr. Koski has been a Director since June 2009.  Mr. Koski is an attorney with the Koski Firm, located in Atlanta, Georgia, where his practice includes litigation and tax law.  Mr. Koski received his B.A. from Colgate University and his J.D. from Emory School of Law.  He was admitted to the Bar in 1985.  Mr. Koski is also a partner in the KFLP and is the brother of our director and Chairperson, Ms. Christine Koski.

Mr. Koski brings to our Board over two decades of experience in the legal field as a practicing attorney.  In addition to his legal experience Mr. Koski’s educational background provides a foundation for leadership and consensus-building.

Frederick W. Telling.  Dr. Telling has been a Director since June 2010. Prior to retiring from Pfizer in June 2007 after 30 years, Dr. Telling was elected a Corporate Vice President of Pfizer Inc and its Vice President of Corporate Strategic Planning and Policy in October 1994. He oversaw the company's realignment and focus on its human and animal health business - divesting its Food Science and Medical Technology groups, while acquiring Warner Lambert, Pharmacia and various consumer product brands. Concurrently, Dr. Telling was responsible for the company's policy development regarding the Prescription Drug User Fee Act's original passage and all of its subsequent reauthorizations, health care reform, pricing and indigent access programs, intellectual property, Medicare prescription benefit expansion and other business related policy matters. He represented the company in many industry related outside Boards, including BIO where he served on its Board for over 10 years.  Dr. Telling is a Director of Cell Therapeutics Inc. (NASDAQCM: “CTIC”) based in Seattle, Washington, Eisai N.A. Inc. in Woodcliff Lake, New Jersey and Medex Inc in Baltimore, Maryland, Dr. Telling chairs CTICs Compensation Committee and serves on the Audit Committee.  Dr. Telling also serves on the boards of various civic and non-profit organizations.  Dr. Telling received his BA from Hamilton College and his Master's of Industrial and Labor Relations and Ph. D. in Economics and Public Policy from Cornell University.

Dr. Telling brings to our Board an extensive array of business and industry experience as well as experience as a director of public companies.

Charles L. Pope.  Mr. Pope has been a Director since June 2010.  Mr. Pope, a 30 year veteran in executive management, finance and accounting, adds significant strength to the Oragenics Board. During his 20 years at PricewaterhouseCoopers LLP, Mr. Pope served as a Partner in the Audit and Financial Advisory Consulting Divisions and was a Partner in the Accounting and SEC Directorate. Currently, Mr. Pope serves as the CFO and COO of the Palm Bank in Tampa, Florida. Previously, Mr. Pope held CFO positions for public companies including, Aerosonic Corporation, Reptron Manufacturing,SRI/Surgical and UTEK Corporation.  He currently serves on the board of directors of Inuvo, Inc. and UTEK Corporation each of which are public companies.  He holds a B.S. in Economics and Accounting from Auburn University, and is a Certified Public Accountant in Florida.

Mr. Pope brings to our Board over three decades of experience in the finance and accounting fields.  In addition, Mr. Pope also has experience serving as a director of public companies.

See “Corporate Governance” and “Compensation of Directors” below for additional information regarding the Board.

PROPOSAL II

APPROVAL OF AMENDMENT TO ARTICLES
OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our board of directors has approved, and is hereby soliciting shareholder approval of, an amendment to our certificate of incorporation to effect a reverse stock split at a ratio of not less than one-for-two and not more than one-for-twenty in the form set forth in Appendix A to this proxy statement (the “Reverse Stock Split Amendment”). A vote FOR this Proposal II will constitute approval of the Reverse Stock Split Amendment providing for the combination of any whole number of shares of common stock between and including two and twenty into one share of common stock and will grant our board of directors the authority to select which of the approved exchange ratios within that range will be implemented. If shareholders approve this proposal, our board of directors will have the authority, but not the obligation, in its sole discretion and without further action on the part of the shareholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Florida at any time after the approval of the Reverse Stock Split Amendment. If the Reverse Stock Split Amendment has not been filed with the Department of State of the State of  Florida by the date of the Company’s 2011 annual meeting of shareholders, the board of directors will abandon the Reverse Stock Split Amendment and shareholder approval would again be required prior to implementing any reverse stock split thereafter.

If the reverse stock split is implemented, the Reverse Stock Split Amendment also would reduce the number of authorized shares of our common stock as set forth below but would not change the par value of a share of our common stock. Except for any changes as a result of the treatment of fractional shares, each shareholder will hold the same percentage of common stock outstanding immediately after the reverse stock split as such shareholder held immediately prior to the reverse stock split.

Our board of directors believes that shareholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the board with maximum flexibility to achieve the purposes of the reverse stock split. The reverse stock split will be effected, if at all, only upon a determination by the board of directors that the reverse stock split is in the company’s and the shareholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the board of directors will set the time for such a split and select a specific ratio within the range. These determinations will be made by the board of directors with the intention to create the greatest marketability for our common stock based upon prevailing market conditions at that time.

Certain of the Company’s officers and directors have an interest in this reverse stock split as a result of their ownership of shares of common stock of the Company, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Purpose and Effect of the Reverse Stock Split

The primary purpose for implementing the proposed reverse stock split is to increase the per share trading price of our common stock and decrease the number of outstanding shares of our common stock which our board of directors believes would help us:

•
Satisfy the minimum bid price requirements in connection with attempting to qualify our common stock for initial listing on a major exchange such as the NASDAQ Global market or the NASDAQ Capital Market;

•	attract new investors who are reluctant to invest in shares with low prices;

•	attract investment from certain institutional investors and investment funds who are presently prevented under their guidelines from investing in our stock at its current price levels; and

•	attract and retain employees who may be less likely to work for a company with a low stock price.

We are planning for our future financing needs, and the ability to attract such institutional investors may be important to the success of any capital raising efforts.

We believe that a higher per share price of our common stock will increase interest in our stock within the financial community and broaden the pool of investors that may consider investing in our stock. Both of these factors can potentially increase the trading volume and liquidity of our common stock. The Board has been advised that our low stock price actually prohibits some institutional investors from purchasing our stock because of minimum price per share requirements they observe. If the Board effects a reverse stock split after receiving shareholder approval, it intends to select a split ratio to result in a post-split share price that is more typical of NASDAQ-listed companies.

Listing on a National Securities Exchange.

Our Board has authorized Oragenics management to submit an application to list our shares on the NASDAQ Global Market or the NASDAQ Capital Market, in its discretion. Our common stock, which currently trades on the Over the Counter Bulletin Board under the symbol “ORNI”, could not presently qualify for initial listing on NASDAQ because its sale price is below minimum requirements of NASDAQ. A reverse stock split, by raising our common stock sale price, may remove this impediment to listing with NASDAQ.

If we are successful in listing on NASDAQ it should increase the liquidity of our common stock and may minimize the spread between the “bid” and “ask” prices quoted by market makers. Further, we believe that a listing on NASDAQ would make our stock a more attractive investment for institutional investors and would also improve the perception of Oragenics by persons with whom we do business.

NASDAQ has several quantitative listing criteria that companies must satisfy in order for their shares to be listed on the NASDAQ Global Market or the NASDAQ Capital Market, including a minimum bid price per share of $4.00. Companies such as Oragenics may effect a reverse stock split to meet this requirement, subject to certain conditions, including meeting the minimum bid price for a minimum of five to ten consecutive trading days, but may need to trade at or above $4.00 for as long as 90 consecutive trading days, if the Company must rely on the “market value” listing standard.

The Board believes that the proposed reverse stock split will make it possible for our common stock to satisfy the consecutive trading day price requirements for listing. NASDAQ also requires that listed companies meet other quantitative criteria, including, in some instances, a minimum aggregate market value, a minimum net worth, and a minimum number of market makers, as well as qualitative criteria, including those regarding composition of the Board of Directors, committees composed of independent directors, and other corporate governance requirements. While we expect that the proposed reverse stock split, together with other actions required to meet applicable listing standards, will enable our shares to qualify for listing with NASDAQ and that we will be able to continue to meet on-going quantitative and qualitative listing requirements, we cannot be sure that this will be the case. Negative financial results, adverse clinical trials developments, or market conditions could adversely affect the market price of our common stock and jeopardize our ability to meet or maintain applicable NASDAQ listing requirements. Furthermore, in addition to its enumerated listing and maintenance standards, NASDAQ has broad discretionary authority over the initial and continued listing of securities, which it could exercise with respect to our shares.

Other Considerations.

In addition to the foregoing considerations, the Board considered that, as a matter of policy, many institutional investors will not purchase stocks trading below certain minimum price levels, and brokers often discourage their customers from purchasing such stocks. We believe that these concerns will be reduced if the price per share of our common stock increases.

The Board believes that the total number of shares of our common stock currently outstanding is disproportionately large relative to our present market capitalization and that a reverse stock split would bring the number of outstanding shares to a level more in line with other companies with comparable market capitalizations. Moreover, the Board considered that when the number of outstanding shares of common stock is unreasonably large in relation to a company’s earnings, a significant change in net earnings or losses is required to create a noticeable change, in absolute terms, in such company’s reported earnings or loss per share levels. If we implement a reverse stock split and decrease the number of shares outstanding, our investors could more easily understand the impact on earnings or loss per share attributable to developments in our business.

A reverse stock split may also reduce the relatively high transaction costs and commissions incurred by our shareholders due to our currently low per share trading price. The structure of trading commissions, when they are set at a fixed price per share, can have an adverse impact on holders of lower-priced securities because the brokerage commissions generally represent a higher percentage of the sales prices of lower-priced securities than they do on higher-priced securities, which may discourage trading in such lower-priced securities. If the price of our shares is higher, then the adverse impact of these commissions could be reduced.

Any increase in the liquidity of our common stock due to a higher price per share may be partially or entirely offset by a reduction in liquidity due to the fewer number of shares issued and outstanding after the reverse stock split. Furthermore, the reverse stock split will likely increase the number of common stock holdings that are not divisible by 100 (often referred to as “odd lots”), which may make these shares more difficult to sell and could result in higher selling costs for shareholders who hold odd lots.

The Board believes that the potential positive effects of a reverse stock split can outweigh the potential negative effects and intends to implement the proposed split only if they conclude that to be the case. In making that evaluation the Board will take into account various negative factors including: (i) the negative perception of reverse stock splits held by some stock market participants; (ii) the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and (iii) the costs associated with implementing a reverse stock split. The effect of the reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances to ours is varied. It is also possible that a reverse stock split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the per share price, which depends on many factors.

After considering the foregoing factors, the Board determined that submitting this Proposal for approval by shareholders is in our best interests and that of our shareholders. The Board reserves the right not to implement the reverse stock split if the Board does not deem it to be in our best interests or that of our shareholders.

Our Board of Directors, in its sole discretion, may elect to effect any one (but not more than one) of the reverse split ratios within the range indicated after receipt of shareholder approval, or none of them if our Board of Directors determines in its sole discretion not to proceed with the reverse stock split. We believe that the availability of the alternative reverse split ratios will provide the Board of Directors with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for the Company and its shareholders. In determining which of the alternative reverse stock split ratios to implement, if any, following the receipt of shareholder approval, our Board of Directors may consider, among other things, factors such as:

•	the trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock; and

•	which of the alternative reverse stock split ratios is most likely to produce a trading price in the $4.00 to $6.00 range post split.

The board of directors reserves its right to elect to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the company and its shareholders.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and effected, the reverse stock split will be realized simultaneously and in the same ratio for all of our common stock. The reverse stock split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest in the company. As described below, holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-reverse stock split holders of our common stock to the extent there are concurrently shareholders who would otherwise receive less than one share of common stock after the reverse stock split. In addition, the reverse stock split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The principal effects of the Reverse Stock Split Amendment will be that:

•
depending on the ratio for the reverse stock split selected by our board of directors, each two or twenty shares of common stock owned by a shareholder, or any whole number of shares of common stock between two and twenty as determined by the board of directors, will be combined into one new share of common stock;

•
the number of shares of common stock issued and outstanding will be reduced from approximately 108 million shares to a range of approximately 54 million shares to approximately 5.4 million shares, depending upon the reverse stock split ratio selected by the board of directors;

•
the number of authorized shares of common stock will be reduced from 300 million  to a range of approximately 150 million to 15 million dependent on the reverse stock split ratio chosen by the board of directors. The table below illustrates the number of authorized shares of common stock that will correspond to each range of reverse stock split ratios:

Total Authorized Shares of Common Stock
Range of Reverse Stock Split Ratios	after Reverse Stock Split

One-for-two	150,000,000
One-for-four	75,000,000
One-for-six	50,000,000
One-for-eight	37,500,000
One-for-ten	30,000,000
One-for-fifteen	20,000,000
One-for-twenty	15,000,000

•
based upon the reverse stock split ratio selected by our board of directors, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock, which will result in approximately the same aggregate price being required to be paid for such options and warrants upon exercise immediately preceding the reverse stock split; and

•
the number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding bullet will be reduced proportionately based upon the reverse stock split ratio selected by our board of directors.

The table below illustrates the effect, as of June 30, 2010, of a reverse stock split at certain ratios on (i) the shares of common stock outstanding and reserved for issuance, (ii) the reduced number of total authorized shares of common stock under our articles of incorporation, and (iii) the resulting number of shares of common stock available for issuance:

	Shares of Common
	Stock Outstanding
	plus Shares of		Shares of Common
	Common Stock	Total Authorized	Stock Available for
	Reserved for	Shares of Common	Issuance (% of
	Issuance	Stock	total authorized)

One-for-two stock split is approved	61,268,363	150,000,000	88,731,637 59.2%
One-for-four stock split is approved	30,634,182	75,000,000	44,365,819 59.2%
One-for-six stock split is approved	20,422,788	50,000,000	29,577,212 59.2%
One-for-eight stock split is approved	15,317,091	37,500,000	22,182,909 59.2%
One-for-ten stock split is approved	12,253,673	30,000,000	17,746,327 59.2%
One-for-fifteen stock split is approved	8,169,115	20,000,000	11,830,885 59.2%
One-for-twenty stock split is approved	6,126,836	15,000,000	8,873,164 59.2%

Other principal effects of the reverse stock split will include proportional adjustments to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants and a proportional reduction in the number of shares reserved for issuance under our existing stock incentive plans.

Immediately following the effective time of the reverse stock split, we will continue to have 20,000,000 authorized shares of preferred stock, all of which are unissued at this time. Authorized but unissued shares will be available for issuance, and we may issue such shares in the future. If we issue additional shares of common stock, the percentage ownership interest of holders of our common stock will be diluted.

We do not intend for this reverse stock split to constitute, or be the first step in a series of plans or proposals for, a “going private” transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse stock split, we intend for our common stock to remain registered under the Securities Exchange Act of 1934 and to continue to comply with the reporting requirements of such Act.

Certain Risks Associated with the Reverse Stock Split

There are risks associated with the reverse stock split including the following:

•   There can be no assurance that we would be able to meet all of the NASDAQ’s requirements necessary to successfully get our stock listed on NASDAQ or otherwise meet the continued listing standards of NASDAQ if we are successful in obtaining the listing;

•   If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•   There can be no assurance that the reverse stock split will result in any particular price for our common stock. As a result, the trading liquidity of our common stock may not necessarily improve.

•   There can be no assurance that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. For example, based on the closing price of our common stock on July 8, 2010 of $0.35 per share, if the reverse stock split were implemented and approved for a reverse stock split ratio of one-for-twelve, there can be no assurance that the post-split market price of our common stock would be $4.20 or greater. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

•   There can be no assurance the reverse stock split would result in a price per share that will attract brokers and investors that do not trade in lower priced shares.

•   There can be no assurance that the reverse stock split would result in a per share price that would increase our ability to attract and retain employees.

•   Because the number of issued and outstanding shares of common stock would decrease as result of the reverse stock split, the number of authorized but unissued shares of common stock may increase on a relative basis. If we issue additional shares of common stock, the ownership interest of our current shareholders would be diluted, possibly substantially.

•   The liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

•   The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of the company with another company.

•   The reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Our board of directors intends to effect the reverse stock split only if it believes that a decrease in the number of shares is likely to improve the trading price of our common stock and if the implementation of the reverse stock split is determined by the board of directors to be in the best interests of the company and its shareholders.

Effective Time

The proposed reverse stock split would become effective as of 11:59 p.m., Eastern Time, (the “Effective Time”) on the date of filing the Reverse Stock Split Amendment with the office of the  Department of State of the State of Florida. Except as explained below with respect to fractional shares, on the Effective Time, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the shareholders, into one share of our common stock in accordance with the reverse stock split ratio determined by our board of directors. Following the reverse stock split, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.

After the Effective Time, our common stock will each have new committee on uniform securities identification procedures (“CUSIP”) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Exchange Act. In addition, subject to any potential listing on an exchange, such as NASDAQ, we expect that our common stock will continue to be reported on the Over the Counter Bulletin Board under the symbol “ORNI”, although the letter “D” will be added to the end of the trading symbol for a period of 20 trading days after the Effective Time to indicate that the reverse stock split has occurred.

Board Discretion to Implement the Reverse Stock Split Amendment

If the reverse stock split is approved by our shareholders, it will be effected, if at all, only upon a determination by our board of directors that a reverse stock split (at a ratio determined by the board of directors as described above) is in the best interests of the company and the shareholders. The board of director’s determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. If our board of directors determines to effect the reverse stock split, the board of directors will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the common stock.

Fractional Shares

Shareholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Shareholders of record who otherwise would be entitled to receive fractional shares will be entitled, upon surrender to our exchange agent of certificates representing such shares, to a cash payment in lieu thereof equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of our common stock, as such price is reported on the Over the Counter Bulletin Board (or any other exchange on which our stocks may be listed, such as NASDAQ) on the last trading day prior to the effective date of the reverse stock split. In addition, shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date a shareholder receives payment for the cashed-out shares. The payment amount will be paid to the shareholder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, a shareholder will have no further interest in the company with respect to their cashed-out fractional shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, sums due for fractional share interests and underlying unclaimed shares that are not timely claimed after the effective time of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds or shares may have to seek to obtain them directly from the jurisdiction to which they were paid.

Effect on Beneficial Holders of Common Stock (i.e. shareholders who hold in “street name”)

Upon the reverse stock split, we intend to treat shares held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split and making payment for fractional shares. If a shareholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a shareholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a shareholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

If a shareholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the shareholder’s registered address as soon as practicable after the Effective Time. By signing and cashing the check, shareholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. In addition, shareholders will not be entitled to receive interest for the period of time between the Effective Time of the reverse stock split and the date payment is received.

Effect on Certificated Shares

Shareholders holding shares of our common stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificate(s) representing shares of our common stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (“New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

Shareholders will then receive a New Certificate(s) representing the number of whole shares of common stock which they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

If a shareholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “Fractional Shares”.

Shareholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Accounting Matters

The reverse stock split will not affect the par value of a share of our common stock. As a result, as of the Effective Time of the reverse stock split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Appraisal Rights

Under the Florida Business Corporation Act, shareholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide shareholders with any such right.

Certain United States Federal Income Tax Considerations

 The following is a summary of certain material United States federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split. This summary is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including, but not limited to, banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. We have not sought any ruling from the Internal Revenue Service with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the Internal Revenue Service will agree with such statements and conclusions. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse split shares will be, held as a “capital asset,” as that term is defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a shareholder that is, for federal income tax purposes: (i) a citizen or resident of the United States; (ii) a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state of the United States or the District of Columbia; (iii) an estate the income of which is subject to federal income tax regardless of its source; or (iv) a trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

Tax Consequences of the Reverse Stock Split Generally

          Other than the cash payments for fractional share interests discussed below, Section 354 of the Internal Revenue Code provides that no gain or loss should be recognized by a shareholder upon such shareholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. Pursuant to Section 368(a)(1)(E) of the Internal Revenue Code, Oragenics should not recognize any gain or loss as a result of the reverse stock split.

          In the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received), the tax basis will be the same as the shareholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. In general, shareholders who receive cash in exchange for their fractional share interests in the post-reverse stock split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The receipt of cash for fractional share interests represents a mere mechanical process and not a separately bargained for consideration. The shareholder’s holding period for the post-reverse stock split shares will include the period during which the shareholder held the pre-reverse stock split shares surrendered in the reverse stock split. The receipt of cash instead of a fractional share interest in common stock by a United States holder of common stock will result in a taxable gain or loss to such holder for federal income tax purposes based upon the difference between the amount of cash received by such holder and the adjusted tax basis in the fractional share interests as set forth above.

Cash Received in Lieu of Fractional Shares

          The cash received by each fractional shareholder will be treated as either (i) a dividend, (ii) capital gain, or (iii) return of capital. In general, Section 302 of the Internal Revenue Code provides for dividend treatment (to the extent of Oragenics’ accumulated earnings and profits) unless the shareholder realizes a meaningful reduction in his stockholdings or completely terminates his interest in Oragenics. Amounts received that would otherwise obtain dividend treatment are treated as return of capital to the extent they are in excess of our accumulated earnings and profits. Amounts received which are not classified as dividends generally receive capital gain or loss treatment and the shareholder’s gain or loss is equal to the difference between the proceeds received by the shareholder from such fractional share and the shareholder’s allocable tax basis in such fractional share. In general, the capital gain or loss will be treated as “long term” to the extent the shareholder has held the fractional share for investment in excess of one year. Because each shareholder’s treatment may differ from the above based on a shareholder’s individual circumstances, and as already mentioned above, each shareholder is strongly advised to consult with his, her or its tax advisor concerning the tax treatment of the proceeds such shareholder will receive with respect to fractional shares.

          Each shareholder who is to receive cash in the reverse stock split will be required to furnish the shareholder’s social security number or taxpayer identification number. Failure to provide this information may result in backup withholding.

          The foregoing summary regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each shareholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

          To ensure compliance with Treasury Department Circular 230, each holder of common stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this proxy statement is limited in scope and not intended or written to be used, and cannot be used, by such holder for the purpose of (i) avoiding penalties that may be imposed on such holder under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed in this communication; (b) any such discussion has been included to support the marketing or promotion of the reverse stock split on the terms described herein; and (c) each such holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

Required Vote and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will be required to approve the Reverse Stock Split Amendment.  Abstentions will have the effect of a vote against the Proposal, and broker non-votes will not be counted as a vote in favor of or a vote against the Proposal. If you sign and submit your proxy card without properly marking your voting instructions, your shares will be voted “FOR” this Proposal.

          The Board of Directors unanimously recommends a vote “FOR” approval of this Proposal to grant our Board of Directors authority to amend our Articles of Incorporation to effect a reverse stock split as desribed above. Our majority shareholder, Koski Family Limited Partnership, has indicated that it will vote in favor of this proposal.

CORPORATE GOVERNANCE

Oragenics’ current corporate governance practices and policies are designed to promote shareholder value, and Oragenics is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity. You can access information regarding our corporate governance practices on our web site at www.oragenics.com/governance.html

Corporate Governance Principles

Our Board has adopted Board of Directors Corporate Governance Policy, which set forth the principles that guide the Board’s exercise of its responsibility to oversee corporate governance, maintain its independence, evaluate its own performance and the performance of our executive officers and set corporate strategy. Our Corporate Governance Policy, states that currently different individuals fill the roles of Chairman and Chief Executive Officer.  Our Board first adopted these Corporate Governance Principles in December 2009 and may refine them from time to time. You can access our Corporate Governance Principles on our web site at www.oragenics.com/governance.html.

Code of Ethics/Standards of Business Conduct

It is our policy to conduct our operations in compliance with all applicable laws and regulations and to operate our business under the fundamental principles of honesty, integrity and ethical behavior. This policy can be found in our Standards of Business Conduct, which is applicable to all of our directors, officers and employees, and which complies with the SEC’s requirements and with listing standards of the NYSE Amex, LLC (NYSE Amex) we have adopted.

Our Standards of Business Conduct are designed to promote honest and ethical conduct and compliance with all applicable laws, rules and regulations and to deter wrongdoing. Our Standards of Business Conduct are also aimed at ensuring that information we provide to the public (including our filings with and submissions to the SEC) is accurate, complete, fair, relevant, timely and understandable. Our Standards of Business Conduct can be accessed on our web site at www.oragenics.com/governance.. We intend to disclose amendments to certain provisions of our Standards of Business Conduct, or waivers of such provisions granted to directors and executive officers, on our web site in accordance with applicable SEC and NYSE Amex requirements.

Independence of Directors

The Board has determined that each of the following directors, constituting a majority of the Board, is “independent” within the meaning of the NYSE Amex listing standards:

Christine L. Koski
Robert C. Koski
Frederick W. Telling
Charles L. Pope

Such independence definition includes a series of objective tests, including that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the NYSE Amex listing standards, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure

We currently separate the positions of Chief Executive Officer and Chairperson of the Board. Since June 2009, Ms. Koski, one of our independent directors, has served as our non-executive Chairperson of the Board.  The responsibilities of the Chairperson of the Board include: setting the agenda for each Board meeting, in consultation with the Chief Executive Officer; presiding at executive sessions; facilitating and conducting, with the Corporate Governance and Nominating Committee, the annual self-assessments by the Board and each standing committee of the Board, including periodic performance reviews of individual directors; and conducting, with the Compensation Committee, a formal evaluation of the Chief Executive Officer and other executive officers in the context of the annual compensation review.

Separating the positions of Chief Executive Officer and Chairperson of the Board allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board believes that having an independent director serve as Chairperson of the Board is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

In addition, as described in more detail below, our Board has three standing committees, each chairman and each member of which is an independent director. Our Board delegates substantial responsibility to each Board committee, which reports their activities and actions back to the Board. We believe that our independent Board committees and their chairmen are an important aspect of our Board leadership structure.

Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our Board, our officers are responsible for the day-to-day management of the material risks Oragenics faces. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The involvement of the Board in setting our business strategy at least annually is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for Oragenics. The Board regularly receives updates from management and outside advisors regarding certain risks the Company faces, including litigation and various operating risks.

In addition, our Board committees each oversee certain aspects of risk management. For example, our Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, and internal investigations; our Compensation Committee oversees risks related to compensation policies and practices; and our Nominating Committee oversees governance related risks, such as Board independence and conflicts of interest, as well as management and director succession planning. Our Board committees report their findings to the Board.

Senior management attends Board and Board committee meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. The Board holds periodic strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.

Meetings of the Board of Directors and Committees

Board of Directors: The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of the State of Florida and the Bylaws of the Company.

On June 29, 2009, we entered into and consummated a private placement of equity and debt financing pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Koski Family Limited Partnership (“KFLP”).  Pursuant to the terms of the Securities Purchase Agreement we issued 50,000,000 shares of our Common Stock to the KFLP in exchange for $4,000,000.  Collectively the transaction with KFLP is herein referred to as the “KFLP Transaction. As a result of the KFLP Transaction there was a change of control of the Company with the KFLP acquiring a controlling interest in our outstanding voting common stock.  See “Certain Relationships and Related Transactions.”

Effective upon the closing of the KFLP Transaction former independent directors Richard Welch, Derek Hennecke and Kevin Sills resigned from our Board of Directors and our acting President and Chief Executive Officer, David Hirsch, as well as Christine L. Koski and Robert C. Koski were appointed to fill the vacancies on our board of Directors created by the aforementioned resignations.  Ms. Koski was elected as Chair to succeed Mr. Welch.  Ms. Koski and Mr. Koski are principals of the KFLP. Following the closing of the KFLP Transaction, David Hirsch became our President and Chief Executive Officer and our Controller, Brian Bohunicky was appointed to be our Chief Financial Officer.

On June 4, 2010 our board of directors expanded the size of our board of directors by two additional seats from four to six in order to accommodate its appointment of Mr. Charles L. Pope and Dr. Frederick W. Telling to serve as additional non-employee, independent, directors.

The Board currently consists of six members.  The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given the needs of the Company. Under the Company's Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

The Board of Directors conducts its business through meetings of the full Board and through committees of the Board.  The Board of Directors has appointed standing Audit, Compensation and Nominating Committees of the Board of Directors. The Board has no formal policy regarding board member attendance at the annual meeting. All of our Directors attended the prior year’s annual meeting and are expected to attend the current Annual Meeting. The Board of Directors met or unanimously consented to resolutions 18 times during the year ending December 31, 2009 (“Fiscal 2009”). Our Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2009.  In conjunction with regularly scheduled meetings, our "independent" Directors met in separate executive sessions.

Director Independence: Our securities are not listed on a national securities exchange or in an inter-dealer quotation system which have requirements that directors be independent. Accordingly, we are not currently required to comply with the director independence requirements of any securities exchange.  In determining whether our Directors are independent, however, we intend to comply with, and have adopted, the rules of the NYSE Amex Equities (formerly known as the American Stock Exchange).  The Board of Directors also will consult with counsel to ensure that the Board of Directors’ determination is consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 Section 301 and Rule 10A-3 under the Securities and Exchange Act of 1934 (“Sarbanes-Oxley”) with respect to the independence of audit committee members.  The NYSE Amex Equities listing standards define an “independent director” generally as a person, other than an officer of a company, who does not, in the view of the Company’s Board of Directors, have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Because of the KFLP Transaction, we are a “controlled company” under NYSE Amex Equities rules and are therefore not currently required to satisfy the requirement that a majority of a company’s directors be independent.  However, with the recent appointment of Dr. Telling and Mr. Pope to our Board, the Board of Directors believes it satisfies such independence requirements.

Audit Committee:  The Audit Committee members currently consist of Mr. Charles Pope and Dr. Frederick Telling and the Board has determined that each such person met the requirements of independence, with it also being determined that Mr. Pope met the requirements of a financial expert.  The Audit Committee members during Fiscal 2009 consisted of former directors Mr. Hennecke and Mr. Welch until their resignations and the Board determined that each such person met the requirements of independence, with it also being determined that Mr. Welch met the requirement as a financial expert. As a result of, and following, the KFLP Transaction described above, we did not have any Directors meeting the requirements for “independence” under Sarbanes–Oxley or the NYSE Amex Equities rules for service on an audit committee because our two outside Directors, Christine L. Koski and Robert C. Koski are affiliates due to their relationship to the KFLP and the KFLP Transaction. Accordingly, our full board functioned as our audit committee between the date of the KFLP Transaction, June 29, 2009, and the recent appointment of Directors Pope and Telling on June 4, 2010.  In March 2004, the Audit Committee adopted a written charter which was modified on April 24, 2007 and on December 29, 2009. The Company believes that its Audit Committee Charter complies with the requirements related to Sarbanes-Oxley and a current copy of the Audit Committee Charter is available on our website at www.oragenics.com.

The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company’s independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of the Company’s financial policies, control procedures, accounting staff, and reviews and approves the Company’s financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, Director or entity in which a Company officer or Director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company’s disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures.

Compensation Committee: From the date of the KFLP Transaction through June 3, 2010, the members of the Compensation Committee consisted of Christine L. Koski and Robert C. Koski.  Currently, and following the appointment to the Board of Dr. Telling and Mr. Pope, the Compensation Committee consists of directors Telling, Pope, C. Koski and R. Koski with Dr. Telling serving as Chairman.  The Board has determined that each current member of the Compensation Committee meets the requirements for independence.  Prior to the KFLP Transaction, the Compensation Committee, consisted of former directors Welch and Hennecke and the Board determined that each such person met the requirements of independence.  None of the Committee members has ever been an officer or employee of the Company. The Compensation Committee is responsible for establishing the compensation of the Company’s Directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company’s various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. The Compensation Committee adopted a charter in March 2004 to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. The Charter was modified on April 24, 2007 and again on December 29, 2009.  A current copy of the compensation Committee charter is available on our website at www.oragenics.com.

Nominating Committee: The Board of Directors did not historically have a separate nominating committee and as such the entire Board functioned as the Company’s nominating committee. On December 29, 2009, however, the Board formed a nominating committee consisting of directors Christine Koski and Robert Koski with Robert Koksi serving as Chairman.  In conjunction therewith, the Board adopted a nominating committee charter. In addition to recommending candidates to the Board for election at the Annual shareholder Meeting, the Nominating Committee oversees the evaluation of the board as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-nomination to the board. The evaluation process occurs annually.  The Nominating Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. The Nominating Committee also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board of Directors. The Nominating Committee will only consider as candidates for director individuals who possess a high level of ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. Such candidates must be able to make a significant contribution to the governance of our Company by virtue of their business and financial expertise, educational and professional background. The business discipline that may be sought at any given time will vary depending on the needs and strategic direction of our Company, and the disciplines represented by incumbent directors. In evaluating candidates for nomination as a director, the Nominating Committee will also consider other criteria, including geographical representation, independence, practical wisdom, mature judgment and having sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a director. One or more of our directors is required to possess the education or experience required to qualify as an audit committee financial expert as defined in the applicable rules of the Securities and Exchange Commission. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints and a diverse mix of the specific criteria above.   The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals.  To date the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees.

Shareholder Recommendation of Nominees.  The Board does not currently have a policy with regard to the consideration of any Director candidates recommended by security holders. Given the Company’s current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company’s Board by security holders. The Nominating Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with applicable law, rule or regulation regarding director nominations. Shareholders may submit candidates for nomination to our Board of Directors by writing to: Nominating Committee of the Board of Directors, Oragenics, Inc., 13700 Progress Boulevard, Alachua, Florida 32615.  When submitting a nomination to us for consideration, a shareholder must provide certain information about each person whom the shareholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, or the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.  The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company’s industry, potential conflicts, and the person’s ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one recommended by the Nominating Committee.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee were Ms. Koski and Mr. Koski for the fiscal year 2009.  No officer or employee of the Company participated in deliberations of the Compensation Committee concerning executive officer compensation during the year ended December 31, 2009 while serving as an officer or employee.

Compensation of Directors

Directors who are executive officers of the Company do not receive any cash compensation for services on our Board.

Due primarily to our limited operating capital, our director compensation program during the year consisted of a one time option grant to acquire 100,000 shares of common stock in lieu of the payment of any meeting fees.  Outside non-employee directors are reimbursed for their expenses associated with travel to and from Board meetings and meetings with management.  Certain fees previously earned by former non-employee directors for attending Board and Committee meetings in the amount of $34,000 have been deferred instead of being paid.

On June 4, 2010, commensurate with the appointment of two new independent directors, the Board approved changes to the standard Board compensation to be paid to non-employee directors.  Such changes primarily relate to the reinstating of a cash fee component to the director compensation program for non-employee directors.  The director compensation program consists of the following:

Cash Compensation

The director compensation program changes provide that all non-employee directors will receive an annual base fee for service on the board of $24,000.  In addition, the Chair of the Board and our Audit Committee, Compensation Committee and Nominating Committees will also receive annual fees of $25,000, $20,000, $15,000 and $10,000, respectively. All non-employee directors serving on committees (other than as the chair) shall receive an annual fee of $5,000 in connection with such committee service.  All fees for board service are to be paid quarterly in arrears.

Equity Compensation

Equity compensation is to be issued to directors upon joining the Board.  Non-employee Directors will receive a nonstatutory stock option for the purchase of 100,000 shares of our common stock at an exercise price per share equal to the fair market value per share on date they became a director, which will immediately vest and be exercisable.  As part of the director compensation program, the board may also make discretionary equity based awards from time to time under the Company’s existing Amended and Restated 2002 Stock Option and Incentive Plan (“Option Plan”).

Reimbursement of Expenses

Non-Employee directors are also reimbursed for expenses incurred in connection with their attendance at Board or committee meetings and reasonable out-of-pocket business expenses associated with their board service.

Employee Directors

Consistent with past practice, the director compensation program provides that employee directors receive no additional compensation in connection with their board service.

The following table sets forth the compensation of our non-employee directors in 2009.

Director Compensation

Name	Fees Earned or Paid in Cash (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Christine L. Koski	—	$10,000	—	$10,000
Robert C. Koski	—	$10,000	—	$10,000
*Richard T. Welch	$30,000	—	—	$30,000
*Derek G. Hennecke	$6,000	—	—	$6,000
*Kevin H. Sills	$6,000	—	—	$6,000
*Marc K. Siegel	$3,000	—	—	$3,000

* Former directors.

(1)
Amounts represent cash compensation paid to these former directors during 2009 in connection with their service on a special  committee tasked with exploring strategic alternatives on behalf of the Company.  This cash compensation was paid following the successful completion of the investment of capital by the Koski Family Limited Partnership in June 2009.  Commensurate with such transaction, Messrs. Welch, Hennecke and Sills resigned from our board of directors and Ms. Christine Koski and Mr. Robert Koski were appointed to our board.  Mr. Siegel resigned as a director on May 9, 2009.

(2)
The compensation amount reflected with respect to these awards represents the 2009 compensation expense associated with outstanding option grants to our non-employee directors. Upon joining our board of directors in June 2009, Ms. Christine Koski and Mr. Robert Koski as non-employee directors were each granted options to acquire 100,000 shares of our common stock at $0.10 per share in accordance with our director compensation plan.  On December 30, 2009 Ms. Koski and Mr. Koski each exercised these options in full.  The amounts reflected in the table with respect to these awards represent the 2009 compensation expense associated with such grants.  The Company uses a Black-Scholes option-pricing model to estimate the fair value of the stock option grant.  The use of a valuation model requires the Company to make certain assumptions with respect to selected model inputs.  The average expected life is based on the contractual term of the option and on the simplified approach provided by SAB 107.  The risk-free interest rate is based on the U.S. Treasury zero-coupon issues equal to the expected life assumed at the date of the grant. As non-employee directors, the options previously awarded to Messrs. Welch, Hennecke, Sills and Siegel in connection with their board service were not exercised following their departure from our board of directors and as such the shares covered by such options reverted back to the pool of available shares covered by our stock option and incentive plan.

(3)
No other compensation was paid to the non-employee Directors except for reimbursement for travel expenses to Board meetings, which did not exceed $10,000 individually or in the aggregate for our non-employee directors.

Direct Shareholder Communication to Board Members

The Company does not currently have a formal process for direct security holder communications to the Board. The basis for the Board's view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company's limited financial and personnel resources, the Company's stage of operations and development and the ability for security holders to communicate with Board members informally.

Shareholders with questions about the Company are encouraged to contact the Company’s Corporate Secretary. However, if shareholders feel their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to an individual director(s) or to the Company’s Board of Directors, c/o Corporate Secretary, Oragenics, Inc., 13700 Progress Boulevard, Alachua, Florida 32615. All shareholder communications received by the Company’s Corporate Secretary in this manner will be delivered to the individual director(s) or to the Company’s Board of Directors.

The Chairman of the Board of Directors, Christine Koski, is an independent director and has been designated by the Board of Directors to preside at the executive sessions of the independent directors. If interested parties wish to make a concern known to the independent directors, they may do so in a writing addressed to the Chairman of the Board, Oragenics, Inc. 13700 Progress Boulevard, Alachua, Florida 32615.

EXECUTIVE COMPENSATION

Compensation Practices and Risk

The following “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for executive and management employees. We use common variable compensation designs across all of our business units and divisions, with a significant focus on corporate and business financial performance as generally described in this Proxy Statement.

Compensation Discussion and Analysis

Throughout this section of the proxy statement, the individuals who served as the Company’s chief executive officer and chief financial officer, as well as the other individuals included in the Summary Compensation Table herein, are referred to as the “named executive officers.”

Overview of Compensation Program

The Compensation Committee of the Company’s Board of Directors is responsible for establishing and evaluating the Company’s policies governing the compensation of its executive officers, including its named executive officers. The Compensation Committee ensures that the total compensation paid to the Company’s executive officers is fair, reasonable and competitive.

Compensation Objective

The Company’s executive compensation programs are designed to achieve the following objectives:

•	Attract and retain talented and experienced executive officers;

•	Motivate and reward executive officers whose knowledge, skills, performance and business relationships are critical to the Company’s success;

•	Align the interests of the Company’s executive officers and shareholders by motivating executive officers to ultimately increase shareholder value;

•	Compensate the Company’s executive officers to manage the Company’s business to meet its short term and long-range goals;

•	Ensure fairness among the executive officers by recognizing the contributions each executive officer makes to the Company’s success; and

•	Provide a competitive compensation package which includes some pay for performance factors.

Role of Others in Compensation Decisions

The Compensation Committee makes all of the decisions with respect to the compensation received by the Company’s executive officers. The Compensation Committee meets outside the presence of all of the Company’s executive officers to consider appropriate compensation for the Company’s chief executive officer. For all other executive officers, the Compensation Committee meets outside the presence of all executive officers except for the Company’s chief executive officer. The Company’s chief executive officer periodically reviews each of the other executive officers’ performance with the Compensation Committee and makes recommendations to the Compensation Committee with respect to any appropriate changes in base salary, bonus and grants of long-term equity incentive awards for the executive officers, excluding himself. Based in part on these recommendations from the Company’s chief executive officer and other considerations, the Compensation Committee approves such compensation arrangements of the Company’s executive officers other than the Company’s chief executive officer. The Compensation Committee also annually analyzes the chief executive officer’s performance and determines his salary, annual cash bonus and grants of long-term equity incentive awards.

The Compensation Committee retained a compensation consultant, W.T. Haigh & Company, Inc. between September and November 2009 to review its policies and procedures with respect to executive compensation, and to provide advice and guidance on the competitive market practices with respect to the salaries and total compensation paid by other similarly-sized companies to their executive officers.

2009 Executive Compensation Components

For the fiscal year ended December 31, 2009, the principal components of compensation for the Company’s executive officers were:

•	Annual base salary;

•	Bonus;

•	Long-term equity incentive compensation; and

•	Other benefits.

Annual Base Salary

Base salary is designed to attract and retain experienced executive officers who can drive the achievement of the Company’s goals. While the initial base salary for the Company’s executive officers was determined by an assessment based upon the responsibilities of the position, the expected contribution of the position to our business, the experience and skill of the position, and competition in the marketplace for the talent; the factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment. The Compensation Committee periodically reviews the base salary for each executive officer.

Bonus.

The Company currently does not have a formal bonus program for its executive officers.  Bonuses are considered by the Compensation Committee and recommended at the discretion of the Compensation Committee for approval by our Board of Directors.

Long-Term Equity Incentive Compensation

The Company awards long-term equity incentive awards to executive officers, including the named executive officers, as part of its total compensation package. These awards are consistent with the Company’s pay for performance principles and align the interests of the executive officers to the interests of the Company’s shareholders. The Compensation Committee reviews and approves the amount of each award to be granted to each named executive officer. Long-term equity incentive awards are made pursuant to the Oragenics, Inc. Amended and Restated 2002 Stock Option and Incentive Plan (the “Stock Option Plan”).

The Company’s long-term equity incentive is currently in the form of options to acquire its common stock. Stock option awards provide the Company’s executive officers with the right to purchase shares of its common stock at a fixed exercise price for a period of up to ten years under the Stock Option Plan. Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company’s stock price increases. Stock options are earned on the basis of continued service to the Company and generally vest over a number of years or based upon other specific performance based criteria.

The Company’s long-term equity incentive also can be in the form of restricted share awards of the Company’s common stock under the Stock Option Plan. Restricted stock awards provide the Company’s executive officers with the shares of its common stock subject to certain restrictions and/or vesting requirements. Restricted stock shares will be earned on the basis of continued service to the Company and will vest as set forth in the separate Restricted Stock Award Agreements.  To date, the Company has not made any restricted share awards.

The Compensation Committee will determine the amount and features of the stock options and/or restricted stock, if any, to be awarded to executive officers. The Compensation Committee evaluates a number of criteria, including the past service of each such executive officer to the Company, the present and potential contributions of such executive officer to the Company’s success and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Option Plan, including the executive officer’s current stock holdings, years of service, position with the Company and other factors. The Compensation Committee will not apply a formula assigning specific weights to any of these factors when making its determination.

Other Benefits

Retirement Benefits.  The Company maintains a Simple Individual Retirement Arrangement plan in which all full-time employees, including the Company’s named executive officers, are eligible to participate. The Company provides this plan to help its employees save some amount of their cash compensation for retirement in a tax efficient manner. The Company does not provide an option for its employees to invest in the Company’s stock under the 401k plan. The Company matches 100% of the employee’s contribution up to a maximum of 3% of the employee’s compensation.

Health and Welfare Benefits.  All full-time employees, including our named executive officers, may participate in the Company’s health and welfare benefit programs, including medical, dental and vision care coverage as may be provided and applicable to all employees.

Perquisites.  Because the Company provides limited perquisites to certain executive officers, the Company does not believe these perquisites and other personal benefits constitute a material component of the executive officers’ compensation packages.

Employment Agreement

The Company has employment agreements in effect with its executive officers, Mr. David Hirsch, Dr. Jeffrey Hillman and Mr. Brian Bohunicky as well as other employees. The Company entered into employment agreements with these executive officers to ensure that they would perform their respective roles with the Company for an extended period of time. In addition, the Company also considered the critical nature of each of their positions and the Company’s need to retain them when the Company committed to these agreements.  See “Employment Contracts and Change in Control Arrangements— New Executive Officer Employment Agreements.”

Summary Compensation Table

The following table sets forth the aggregate compensation in 2008 and 2009 for services in all capacities paid or accrued by the Company to our Principal Executive Officer and our next most highly compensated officers who earned more than $100,000 in total salary and bonus during the fiscal year ended December 31, 2009 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus $	Option Awards ($) (5)	All Other Compensation ($) (6)	Total ($)

David Hirsch, Chief	2009	$214,583	$100,000	$413,211	$9,417	$737,211
Executive Officer (CEO), President and Principal Executive Officer (“PEO”) (1)	2008	$94,903	$50,000	$16,348	$23,744	$184,995

Jeffrey D. Hillman	2009	$182,278	—	$318,205	$86,650	$587,133
Chief Scientific Officer (2)	2008	$180,000	—	$34,069	$5,400	$219,469

Brian Bohunicky	2009	$156,832	—	$195,750	$3,840	$356,422
Chief Financial Officer And Principal Financial Officer (PEO) (3)	2008	—	—	—	—	—

Former Officer

Stanley Stein	2009	$39,824	—	—	$120,000	$159,824
Former President, CEO and PEO (4)	2008	$145,833	$75,000	$54,050	$40,000	$314,833

(1)
Mr. Hirsch joined the Company as an executive on May 14, 2008 and was subsequently appointed to Chief Operating Officer and entered into an employment agreement with the Company.  On July 1, 2008, Mr. Hirsch also assumed the role of our Chief Financial Officer and Principal Financial Officer.  On March 18, 2009, Mr. Hirsch relinquished his position as Chief Operating Officer and assumed the positions of acting President, Chief Executive Officer and Principal Executive Officer.  In connection with his employment, Mr. Hirsch was awarded a bonus of $50,000 during 2008 of which $33,333 was deferred and subsequently paid during 2009.  In June 2009 Mr. Hirsch was awarded a bonus of $100,000 payable in 1,000,000 shares of our common stock at a price per share of $0.10.  This bonus was paid to Mr. Hirsch in recognition of his efforts in guiding the Company through a significant adverse liquidity crisis. On August 13, 2009, the Compensation Committee also approved an increase in David Hirsch’s annual base salary from $150,000 to $225,000.

(2)
Effective December 1, 2009 Dr. Hillman’s annual salary was increased from $180,000 to $200,000. In addition, an amount of $81,250 in the other column reflects payments to Dr. Hillman in December 2009, for compensation and consulting fees that had previously been deferred.  This amount net of applicable fees was paid through the issuance of restricted common stock to Dr. Hillman as part of our December 2009 Private placement .  See “Certain Relationships and Related Transactions and Director Independence.”

(3)
Mr. Bohunicky joined the Company in January 2009 and became our Chief Financial Officer and Principal Financial Officer on June 29, 2009 following the Company’s financing transaction with the Koski Family Limited Partnership and Mr. Bohunicky’s annual compensation was increased by the Compensation Committee to $200,000.  Included in Mr. Bohunicky’s salary for 2009 is $25,000 in compensation that had been deferred during a portion of the year which was paid to Mr. Bohunicky immediately following the KFLP transaction in June 2009 in 250,000 shares of our common stock at a price per share of $0.10.

(4)
On March 18, 2009, Mr. Stein resigned as our President, Chief Executive Officer and Principal Executive Officer and was succeeded by Mr. Hirsch as our acting President, Chief Executive Officer and Principle Executive Officer.  Pursuant to our separation agreement with Mr. Stein he was to be paid a severance and provided consulting services to us.  Following a period in which no payments were made to Mr. Stein under his separation agreement and the investment by the KFLP in June 2009, we entered into a settlement and release agreement with Mr. Stein  August 31, 2009 pursuant to which we paid him $120,000 terminated the consulting agreement and Mr. Stein’s outstanding options.  Amounts paid to Mr. Stein as severance or in connection with a settlement agreement are included under  “other compensation.”

(5)
On August 13, 2009, a portion of the shares covered by the original option awards, (433,333 shares for Mr. Hirsch and 500,000 shares for Dr. Hillman) vested upon our stock price reaching certain levels in the future.  Following the acceleration of vesting by the compensation committee, Mr. Hirsch's grant of options to acquire 500,000 shares of our common stock at $0.49 per share are now fully vested and exercisable (including the 433,333 shares impacted by the acceleration of vesting) and Dr. Hillman's grant of options to acquire 700,000 shares of our common stock at $0.85 per share are now fully vested and exercisable (including the 500,000 shares impacted by the acceleration of vesting).  The impact of the acceleration of vesting was $52,086 for Mr. Hirsch and $41,455 for  Mr. Hillman which are included in options award column.  All other terms of the prior option awards, including the share amounts covered by the options and exercise price remained the same.  In addition, the Compensation Committee believes that the Company’s future success depends, in large part, upon its ability to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, on December 1, 2009, options to purchase a total of 5,631,800 shares of Company common stock which are subject to time vesting and performance vesting were awarded to Company executive officers and employees.  The Company’s President and Chief Executive Officer, Mr. David Hirsch, was awarded options to acquire an aggregate of 1,337,500 shares of Company common stock; Dr. Hillman was awarded options to acquire and aggregate of 1,025,000 shares of Company common stock, and Chief Financial Officer, Mr. Brian Bohunicky was awarded options to acquire and aggregate of 725,000 shares of Company common stock.  These option awards each have exercise prices of $0.27 per share, which was the closing price on the date the Compensation Committee granted the options.  These option awards were made pursuant to individual award agreements substantially similar to the form of stock option agreement attached as an exhibit to the Company’s Plan which has been previously filed with the SEC. The amounts included in this column do not reflect compensation actually received by the named executive officers.  Instead the amounts in this column represent the aggregate grant date fair value computed in accordance with SFAS 123R. Under SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of estimated forfeitures related to service based vesting conditions. Fair values relating to share grants have been determined under SFAS 123R and were calculated using the common stock closing price on the date of grant and multiplying that price by the number of shares subject to the share grant. The equity-based compensation expense relating to the stock grants is recognized over the requisite service period of the grant. For option awards, we utilize the Black-Scholes option-pricing model to determine the fair value on the date of the grant multiplied by the number of options subject to the option grants in accordance with SFAS 123R. The equity-based compensation expense relating to the stock option grants is recognized over the requisite service period of the grant. For information on the assumptions used to calculate the fair value of stock option grants, refer to Footnote 1, “Organization and Significant Accounting Policies,” to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009. These amounts reflect our accounting expense for these awards, and do not necessarily correspond to the actual value that will be recognized by the executive officers. Other than our former executive officer, Mr. Stanley Stein, no stock option awards received by our named executives above were forfeited or cancelled during 2009.

(6)
Company’s Simple IRA retirement plan requires the Company to match employee contributions up to the first 3% of compensation earned and amounts presented also include the Company’s matching contribution and the amounts in this column represent such contributions.  This column excludes certain payments for personal benefits for Mr. Hirsch and Mr. Hillman that do not exceed $10,000 individually or in the aggregate.

Outstanding Equity Awards

 The following table provides information concerning unexercised options, stock that has not vested, and equity incentive plan awards outstanding as of December 31, 2009:

OUTSTANDING EQUITY AWARDS AT FISCAL 2009 YEAR-END TABLE
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (1)	Option Exercise Price ($)	Option Expiration Date

David Hirsch	500,000	(2)		—	0.49	5/30/2018
			1,000,000		0.27	12/01/2019
			112,500		0.27	12/01/2019
				125,000	0.27	12/01/2019
				100,000	0.27	12/01/2019

Jeffrey Hillman	75,000			—	0.74	09/08/2011
	700,000	(2)		—	0.85	5/21/2018
			700,000		0.27	12/01/2019
			100,000		0.27	12/01/2019
				125,000	0.27	12/01/2019
				100,000	0.27	12/01/2019

Brian Bohunicky			500,000		0.27	12/01/2019
			100,000		0.27	12/01/2019
				100,000	0.27	12/01/2019

Former Officer:

Stanley Stein (3)	—		—	—	—	—
	—		—	—	—	—

(1)
Of the above total option share amounts awarded to Mr. Hirsch, Dr. Hillman and Mr. Bohunicky, (i) 1,000,000, 700,000 and 500,000 shares, respectively, are time vested and vest evenly on an annual basis over three years, subject to earlier vesting upon a change in control of the Company as defined in the award agreements; (ii) 112,500 , 100,000 and 100,000 shares respectively, vest upon the first calendar quarter in which the Company reports a net profit in a Form 10-Q Report or Form 10-K Report and expire on the earlier of (a) December 1, 2019 or (b) such date the Company ceases to be required to file quarterly or annual reports with the Securities and Exchange Commission (“SEC”), and (iii) 125,000, 125,000 and 125,000 shares, respectively, vest upon the Company achieving certain performance goals tied to the shipment and invoicing of its consumer products with a third of these options expiring if the Company has not achieved the vesting performance targets by September 1, 2010, and another third expiring if the Company has not achieved the vesting performance targets by December 1, 2010, and another third expiring if the Company has not achieved the vesting performance targets by March 1, 2011. To the extent any of these option become vested and exerciseable, they shall expire December 1, 2019.  In addition, included in the option shares awarded to Mr. Hirsch and Mr. Hillman, are 100,000 shares each that are subject to vesting based on certain scientific performance milestones being achieved.  These options expire and are void unless they become vested and exercisable on or before December 31, 2011.  To the extent these options become vested and exercisable, they shall expire December 1, 2019.

(2)
On August 13, 2009, a portion of the shares covered by the original option awards, (433,333 shares for Mr. Hirsch and 500,000 shares for Dr. Hillman) vested upon our stock price reaching certain levels in the future.  Following the acceleration of vesting by the compensation committee, Mr. Hirsch's grant of options to acquire 500,000 shares of our common stock at $0.49 per share are now fully vested and exercisable (including the 433,333 shares impacted by the acceleration of vesting) and Dr. Hillman's grant of options to acquire 700,000 shares of our common stock at $0.85 per share are now fully vested and exercisable (including the 500,000 shares impacted by the acceleration of vesting).  All other terms of the prior option awards, including the share amounts covered by the options and exercise price remained the same.

(3)
Mr. Stein was originally granted 65,000 upon becoming a Director which vested immediately.  These shares expired on June 18, 2009 following Mr. Stein’s resignation as a Director on March 18, 2009.  Mr. Stein’s other option grant of 750,000 shares consisted of 100,000 of the option shares that became exercisable on April 9, 2008 and the remaining 650,000 option shares become exercisable, upon the Company's stock reaching certain share prices as follows: 150,000 option shares if reaches $1.00 per share, 150,000 option shares if reaches $2.00 per share, 150,000 option shares if reaches $3.00 per share and 200,000 option shares if reaches $5.00 per share. This option award was amended to continue in connection with Mr. Stein’s consultant agreement with the Company.  Pursuant to a subsequent agreement with Mr. Stein on August 31, 2009 his consulting arrangement with us and his options were terminated.

There were no stock options exercised by the named executive officers during the year ending December 31, 2009.  No stock awards were made during 2009.  We do not have any long-term incentive plans that provide compensation intended to serve as incentives for performance other than options granted pursuant to our Amended and Restated 2002 Stock Option and Incentive Plan.

 Employment Contracts and Change in Control Arrangements

Mr. David Hirsch, our President and Chief Executive Officer.

Our Chief Executive Officer and President, Mr. David Hirsch began working for us as a consultant in April 2008 and became a full time employee in May 2008.  In connection with Mr. Hirsch’s appointment, effective June 27, 2008, as our Chief Operating Officer, Mr. Hirsch entered into an employment agreement with us which was amended on July 15, 2008 when he also became our Chief Financial Officer upon the retirement of our former chief financial officer.   Mr. Hirsch’s initial employment agreement was for one year, and was automatically extended for successive one year renewal terms.  Pursuant to his initial employment agreement, Mr. Hirsch initially received an annual salary of not less than $150,000 and was eligible to receive bonuses at the discretion of the Compensation Committee of the Board of Directors.  Mr. Hirsch was granted stock options to acquire 500,000 shares of common stock under our Amended and Restated 2002 Stock Option and Incentive Plan (the “Stock Option Plan”).  These options were scheduled to vest as follows: 66,667 shares vest immediately, 100,000 shares on the dates which the Company’s stock price equals or exceeds $1.00 per share, $2.00 per share and $3.00 per share respectively, and 133,333 shares on the date which the Company’s stock price equals or exceeds $5.00 per share.

Under the terms of his initial employment agreement, if Mr. Hirsch was involuntarily terminated he would receive his base salary accrued through the date of termination, and any nonforfeitable benefits earned and payable to him under the terms of the deferred compensation, incentive or other benefit plan, payable in accordance with the terms of the applicable plan.  In addition, if Mr. Hirsch’s separation from employment was not voluntary, for cause or due to death or disability, the Company would be obligated to pay Mr. Hirsch a series of nine (9) equal monthly payments equal to one-twelfth (1/12th) of his annual base salary in effect on the date of such termination as severance and any unvested options shall vest.  If he was terminated for cause, he would be entitled to receive his base salary accrued through the date of termination and any nonforfeitable benefits already earned and payable to Mr. Hirsch under the terms of the deferred compensation or incentive plans maintained by the Company. If Mr. Hirsch voluntarily resigned, he would be entitled to this base salary accrued through termination and any nonforfeitable benefits already earned and payable to Mr. Hirsch under the terms of the deferred compensation or incentive plans maintained by the Company.  In the event of a Change in Corporate Control the vesting of any stock options or other awards under the terms of the Stock Option Plan would become immediately vested in full and in the case of stock options exercisable in full.  If Mr. Hirsch is terminated within six months of a change in control (as such term is defined in his employment agreement), Mr. Hirsch would be entitled to receive, in lieu of the foregoing severance payment described above, a series of twenty-four (24) equal monthly payments equal to one twelfth (1/12) of Mr. Hirsch’s annual base salary in effect at the time of a change in control.  The initial employment agreement also included non-disclosure and non-compete provisions as well as a lump sum payment equal to the sum of the executive’s accrued base salary, unpaid amounts of any bonuses earned with respect to the fiscal year of the Company most recently ended and the death benefits payable under any retirement, deferred compensation or other employee benefit plan maintained by the Company in the event of an executive’s death during the term of the agreement.

            Mr. Hirsch became our Acting President and Chief Executive Officer effective March 18, 2009.  He also continued in his role as our Chief Financial Officer.  Mr. Hirsch did not receive any adjustment in his compensation upon assuming the role of our acting President and Chief Executive Officer.  On June 29, 2009, immediately following the KFLP Transaction, Mr. Hirsch became our President and Chief Executive Officer and relinquished his position as Chief Financial Officer to Mr. Bohunicky.  On August 13, 2009, the Compensation Committee approved acceleration of the vesting of the unvested, unexerciseable options awarded to Mr. Hirsch and approved an increase in his annual base salary to $225,000.

Dr. Jeffrey Hillman, our Chief Scientific Officer.

            We also had an employment agreement with Jeffrey D. Hillman, our Chief Scientific Officer. His three-year agreement commenced on January 1, 2004 and provides for automatic one-year extensions after December 31, 2007. Under the terms of our employment agreement with Dr. Hillman, we were obligated to pay Dr. Hillman compensation of $180,000. He is also eligible for participation in incentive stock compensation plans. The employment agreement also provided for other benefits including the right to participate in fringe benefit plans, life and disability insurance plans, expense reimbursement and 20 days accumulating vacation/sick leave annually. If Dr Hillman was terminated by the Company without cause (as defined in the agreement) or within twelve months following a change of control (as defined in the agreement), or if he left for good reason (as defined in the agreement), he would have been entitled to severance payments, at his then annual base salary and all stock options granted to the executive and any benefits under any benefit plans shall become immediately vested and to the extent applicable, exercisable.  If Dr. Hillman voluntarily resigned he would have received no further compensation after the effective date of such resignation.  The employment agreement also included non-disclosure and non-compete provisions, as well as salary payments for a three month period in the event of an executive’s death or disability during the term of the agreements.  Dr. Hillman was awarded options to acquire 700,000 share of common stock under the Stock Option Plan on May 21, 2008.  These options vested as follows: 200,000 shares immediately and the remaining 500,000 shares were scheduled to vest when the Company’s stock price reaches certain levels (150,000 shares vest at $1.00 per share, 150,000 shares vest at $2.00 per share and 200,000 share vest at $3.00 per share).  On August 13, 2009 the Compensation Committee approved the accelerated vesting of the unvested, unexerciseable options.

Mr. Brian Bohunicky, our Chief Financial Officer, Secretary and Treasurer.

Mr. Bohunicky joined he Company in January 2009 and became our Chief Financial Officer and Principal Financial Officer on June 29, 2009 following the Company’s financing transaction with the Koski Family Limited Partnership and Mr. Bohunicky’s annual compensation was increased by the Compensation Committee to $200,000.  Included in Mr. Bohunicky’s salary for 2009 is $25,000 in compensation that had been deferred during a portion of the year which was paid to Mr. Bohunicky immediately following the KFLP transaction in June 2009 in 250,000 shares of our common stock at a price per share of $0.10.  During 2009, Mr. Bohunicky’s employment with us was at will and was not subject to the terms of an employment agreement.

Our former Chief Executive Officer.

On April 8, 2008, we entered into an employment agreement with our former chief executive officer and President, Mr. Stanley Stein.  Mr. Stein’s initial compensation arrangement was pursuant to an offer letter that provided for an annual rate of compensation of $175,000 and relocation expenses of $10,000. Mr. Stein also was compensated in the amount $30,000 in connection with his initially commencing services and was expected to receive an award of stock options under our Stock Option Plan.  The initial term of the employment agreement was for one year and was subject to automatically being extended for successive one year renewal terms.  Pursuant to the employment agreement Mr. Stein received an annual salary of not less than $175,000 and was eligible to receive bonuses at the discretion of the Compensation Committee of the Board of Directors.  Mr. Stein was granted stock options to acquire 750,000 shares of common stock under our Stock Option Plan.  The options were subject to vesting as follows:  100,000 shares on April 9, 2008; 150,000 shares on the dates which the Company’s stock price equals or exceeds $1.00 per share, $2.00 per share and $3.00 per share respectively, and 200,000 shares on the date which the Company’s stock price equals or exceeds $5.00 per share.  Mr. Stein resigned as President, Chief Executive Officer and Director effective March 18, 2009 and his employment agreement with us was terminated.  In connection with Mr. Stein’s separation from employment he was to be paid his accrued compensation earned through the date of termination, which included an accrued bonus payment of $50,000 upon the occurrence of certain specified events.  In addition, Mr. Stein was to be paid $1,500 for nine months to cover post-separation expenses.  After separation from employment with us, Mr. Stein also became a consultant to the Company with his previously granted options continuing so long as Mr. Stein served as a consultant to the Company.  On August 31, 2009, pursuant to a subsequent agreement with Mr. Stein, all continuing obligations and payments to Mr. Stein including his consulting agreement and options were terminated in exchange for a one time payment of $120,000.  As a result of Mr. Stein’s resignation in March 2009, Mr. Hirsch was appointed to serve as our acting President and Chief Executive Officer.

New Executive Officer Employment Agreements.

On March 11, 2010 our Compensation Committee met and approved and authorized new employment contracts with Mr. David Hirsch, our Chief Executive Officer and President, Dr. Hillman, our Chief Scientific Officer and Mr. Brian Bohunicky, our Chief Financial Officer, Secretary and Treasurer. Each of the new employment agreements have substantially similar terms other than with respect to their annual compensation and title (the "Employment Agreements"). As to Mr. Hirsch and Dr. Hillman the new agreements replaced the existing employment agreements discussed above and as to Mr. Bohunicky the employment agreement constitutes a new employment agreement between us and Mr. Bohunicky. The annual base salaries provided in the Employment Agreements are $225,000, $200,000 and $200,000 for Mr. Hirsch, Dr. Hillman and Mr. Bohunicky, respectively, and are payable in installments consistent with our normal payroll practices.  The entering into of these new Employment Agreements did not result in any change to any of the executive officers existing and previously disclosed annual base compensation.  The executive officers are also eligible under the Employment Agreements to receive bonuses during the term at the discretion of the Compensation Committee and the Board of Directors.

The Employment Agreements are terminable at any time by either party and if the executive officer is involuntarily terminated by us he shall receive his base salary and vacation pay each accrued through the date of termination, and any nonforfeitable benefits earned and payable to him under the terms of the employee handbook (which applies to all employees) and benefits available under any applicable incentive plan which employee participates.  In addition, if the executive officers separation from employment is not voluntary and without cause, we would be obligated to pay the executive officer six months of his annual base salary as severance and the executive shall be entitled to out placement service benefits.  If the executive officer is terminated for cause, he shall be entitled to receive his base salary and accrued vacation due through the date of termination and any nonforfeitable benefits already earned and payable to the executive under the terms of the employee handbook or other applicable incentive plans maintained by us.  Cause is defined in the Employment Agreements as any action that is illegal, immoral, or improper that reflects on the Company, the Employee, or the ability of either to function optimally.  If the executive officer voluntarily resigns, he shall be entitled to this base salary and accrued vacation due through the date of termination (including any mutually agreed upon notice period) and any nonforfeitable benefits already earned and payable to the executive officer under the terms of the employee handbook or other incentive plans maintained by us.

If the executive officer dies during the term of employment with us, the estate of the employee shall be paid the salary of the employee as it would have accrued over a period of thirty days after the executive officers death.  We shall also extend the executive officers right to exercise vested stock options for six months provided such extension is permitted under the Plan. In the event the executive officer becomes disabled (as defined in the any then applicable short and long-term disability insurance policies) we shall pay to the executive officer the executive officers salary as it would have accrued over a period of thirty (30) days after the executive became so disabled and we shall extend the executive officers right to exercise vested stock options for six months provided such extension is permitted under the Plan.

The Employment Agreements also each include non-disclosure and Company ownership of development provisions, as well as a provision providing for the Company to defend and indemnify the executive if the executive is named as a defendant in any lawsuit regarding any action taken within the scope of employment.

In the event of a Change in Control any stock options or other awards granted (other than performance awards) under our Amended and Restated Stock Option and Incentive Plan (as amended, the "Plan") shall become immediately vested in full and in the case of stock options exercisable in full.  If the change in control results in an involuntary separation from employment of the executive officer within 180 days following a change in control, the executive officer would be entitled to (i) receive six (6) months of salary and the extension of his benefits (excluding vacation time and paid time off) for a six month period and (ii) exercise vested options for six months from the date of separation, provided said extension period is allowed under the Plan.  Under the Employment Agreements, "involuntary separation of employment" means (i) termination without cause, (ii) any reduction in responsibilities of office altering the status of the executive officer as an employee, or (iii) the duplication of the executive officers position by an equivalent executive in an acquiring entity and "Change in Control" means the sale of the entire company, or substantially all of its assets, or the sale of the business unit employing an individual which results in the termination of employment or subsequent transfer of the employment relationship to another legal entity, or entity, or single party acquiring more shares than are owned by the Koski Family Limited Partnership, including its members and their immediate families (including spouses and their children).

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of July 9, 2010, certain information concerning the beneficial ownership of each class of our voting securities by: (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of our common stock, (ii) each of our Directors and named executive officers, and (iii) all executive officers and Directors as a group.

The number of shares beneficially owned by each 5% shareholder, Director or named executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after July 9, 2010 through the exercise of any stock option, warrant or other right, or conversion of any security. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address (1)	Number of Shares Beneficially Owned	Percentage of Ownership(2)
5% Shareholders
Koski Family Limited Partnership (3)	64,140,000	56.7%
George T. Hawes (4)	13,582,713	12.4%

Directors and Officers
David B. Hirsch (5)	1,500,000	1.3%
Jeffrey D. Hillman (6)	5,433,958	5.2%
Christine Koski (7)	60,853,333	53.7%
Robert Koski (8)	61,813,333	54.6%
Charles L. Pope (9)	100,000	*
Frederick W. Telling (9)	100,000	*
Brian Bohunicky (10)	250,000	*

All Officers and Directors as a Group (7 Persons)	68,690,624	59.9%

* less than one percent
(1)	Except as indicated, the address of the person named in the table is c/o 13700 Progress Boulevard, Alachua, Florida 32615.
(2)
For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 108,203,148 shares of common stock outstanding as of July 9, 2010, plus the number of shares of common stock that such person has the right to acquire within 60 days.

(3)
Based upon information provided by the Koski Family Limited Partnership (“KFLP”) in the amendment to its Schedule 13D filing with the SEC on February 15, 2010, includes (i) 54,960,000 shares held directly by the KFLP, (ii) 893,333 shares held by KFLP partner Christine Koski, 453,333 held by KFLP partner Robert Koski, 40,000 shares held by KFLP partner, Koski Management, Inc. (solely owned by Beverly Koski), 1,393,334 shares held by KFLP partner, Thomas Koski and 1,400,000 shares held in trusts which Robert Koski serves as a trustee (See note 8 below), and (iii) 5,000,000 shares the KFLP has the right to acquire on or before July 31, 2010 pursuant to entering into that certain Common Stock Purchase Agreement dated July 5, 2010 with the Company announced on July 7, 2010, at a price per share of $0.40 and as more fully described in a form 8-K filing by the Company on July 7, 2010. The address for the KFLP is 3525 Turtle Creek Boulevard, Unit 19-B, Dallas, Texas 75219.

(4)
Based upon information provided by Mr. Hawes in his filings with the SEC (Form 5 and Form 4’s).  The amount of shares includes 11,025,035 owned directly (as reflected on Form 4 dated July 9, 2010), and 2,557,778 shares issuable pursuant to currently exerciseable warrants and excludes 100,000 shares of common stock and warrants to purchase 105,000 shares of common stock owned by Mr. Hawes wife for which he disclaimed beneficial ownership. Mr. Hawes address, as reflected in Schedule 13D/A, is 390 Plandome Road, Suite 222, Manhasset, New York 11030.

(5)
Includes 500,000 shares of common stock from currently exerciseable options awarded to Mr. Hirsch in connection with his employment with us and excludes an aggregate of 1,337,500 shares able to be acquired pursuant to stock options which have not vested.

(6)
Includes 4,056,914 shares held by the 2002 Jeffrey Hillman Trust, 785,664 shares held directly by Jeffrey D. Hillman and 775,000 shares pursuant to currently exerciseable outstanding options and excludes an aggregate of 1,025,000 shares able to be acquired pursuant to stock options which have not vested.

(7)
In addition to the shares reflected as being directly owned and able to be acquired by the KFLP pursuant to the Common Stock Purchase Agreement, described in note (3), the share amounts include 893,333 shares owned directly by Ms. Koski (which includes 100,000 shares of our common stock acquired during 2009 upon exercise of director options).

(8)
In addition to the shares reflected as directly owned and able to be acquired by the KFLP pursuant to the Common Stock Purchase Agreement, described in note (3), the share amounts include: (i) 453,333 shares owned directly by Mr. Koski (which includes 100,000 shares of our common stock acquired during 2009 upon exercise of director options) and  (ii) 1,400,000 shares owned by trusts which Mr. Koski serves as sole trustee as follows: the Robert Clayton Koski Trust for the benefit of Anthony James Hunter (200,000 shares); The Robert Clayton Koski Trust for the benefit of Hunter Buchanan Koski (500,000 shares); The Robert Clayton Koski Trust for the benefit of Clayton Ward Bennett (500,000 shares); and The Robert Clayton Koski Trust for the benefit of Robert Edward Koski (200,000 shares).

(9)	Includes 100,000 shares able to be acquired upon the exercise of currently exerciseable stock options granted pursuant to our director compensation program upon initially becoming directors.
(10)	Excludes an aggregate of 725,000 shares able to be acquired pursuant to stock options which have not vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee of the Board of Directors (or, to the extent applicable, our disinterested directors) is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

Consulting Fees

In December 2009, we paid Dr. Hillman, our director and Chief Scientific Officer, $55,000 for consulting services he provided to us in 2001 and 2002.  No interest was accrued on this outstanding obligation.  At the same time we paid Dr, Hillman $26,250 for salary deferred prior to 2008.  Together these amounts, net of applicable taxes, totaled $54,063 were paid through the issuance of 216,250 shares of restricted common stock at a price per share of $0.25 in accordance with Dr. Hillman’s participation in the December 2009 Private Placement discussed below.

Our former director, Dr. Marc Siegel entered into a consulting agreement with us to provide certain media relations services to us.  In connection with Dr. Siegel’s services as a consultant he was paid $9,600 in 2008.  Mr. Siegel resigned as a director on May 9, 2009.

Financing Transactions

The June 2009 Private Placement.

On June 29, 2009, we successfully entered into and consummated a private placement of equity and debt financing pursuant to a securities purchase agreement (the “Purchase Agreement”) with an accredited investor.  Pursuant to the terms of the Purchase Agreement the Company issued 50,000,000 shares of its Common Stock to the Koski Family Limited Partnership (“KFLP”) and issued warrants to the KFLP to acquire 1,000,000 shares of Company common stock at an exercise price of $0.10 per share in exchange for $4,000,000, the payment of which consisted of the following: $1,500,000 in cash at closing and $2,500,000 pursuant to a non-interest bearing promissory note providing for five consecutive monthly installment payments of $500,000 commencing July 31, 2009 and the KFLP provided a secured loan of  $1,000,000 to the Company.  The loan was secured by substantially all of our assets (excluding receivables) and bore interest at the rate of Prime plus 4.0% payable quarterly.  The principal of the loan was due in five years.  The warrants expired in five years and were immediately exercisable.  We also agreed to provide the KFLP with certain registration rights in connection with any underwritten or other offering by us over the next five years.  Specifically, we shall include 15% of the total number of shares publicly offered from the shares to be sold by us to the KFLP.  Effective upon the closing of the transaction contemplated by the Purchase Agreement, directors Welch, Hennecke and Sills resigned from our Board of Directors and our President and CEO, Mr. David Hirsch as well as Ms. Christine Koski and Mr. Robert Koski were appointed to fill the vacancies created by such resignations, with Ms. Koski being elected as Chairperson of our board.  Ms. Koski and Mr. Koski are siblings and partners in the KFLP.  As a result of the transaction the board of directors believes there was a change of control of the Company with the KFLP acquiring a controlling interest of approximately 56.6 % of our then outstanding voting common stock.

In addition to the above, as a further condition to the consummation of the transaction contemplated by the Purchase Agreement we were required to obtain satisfactory arrangements with three main creditors for reductions in the amounts payable by the Company to them. As of June 30, 2009, these reductions amounted to $707,674 in aggregate and were conditioned upon prompt payment of the remaining balances owed to such creditors after taking into account the agreed upon reductions. As of December 31, 2009, the amount of reductions arranged with our creditors totaled $832,959. These agreed upon reductions in payables were reflected in our financial statements for the period and reported under other income.

In connection with, and as a closing condition to the Purchase Agreement, the purchasers, (including George Hawes our largest shareholder prior to the June 2009 Private Placement), under that certain securities purchase agreement dated June 12, 2008, (the “June 2008 Private Placement”) entered into waiver and release agreements with us on June 25, 2009.  In addition, such individuals waived and relinquished any special rights they possessed pursuant to agreements with the Company, including, but not limited to, (i) rights of first refusal (ii) antidilution regarding future equity sales and (iii) covenants regarding secured lending contained in the June 2008 Private Placement.  In connection with such waivers and releases, warrants to acquire 3,220,000 shares of our common stock at an exercise price of $1.30 per share that were previously issued under the June 2008 Private Placement were subject to the right of exchange for new replacement warrants to acquire the same number of shares under the same terms except for a change in the exercise price from $1.30 to $0.75. In addition, to the extent of any future underwritten registered offerings of our common stock, or the filing of any resale registration statement, in each case occurring within five years from the date of the waiver and release, the purchasers shall have the right to include an aggregate of up to 5% of the shares being registered in such offering or registration statement, subject to the discretion, in any underwritten primary offerings, of the underwriter on the inclusion of shares in the offering to be sold by selling shareholders.

The December 2009 Private Placement.

On December 30th, 2009, we completed the initial closing of a private placement of equity pursuant to a Common Stock Purchase Agreement (the “Securities Purchase Agreement”) with accredited investors. The Company issued 10,016,250 shares of its Common Stock at a price of $0.25 per share to the investors for $2,504,062, the payment of which consisted of the following: $2,450,000 in cash at closing and $54,063 pursuant to the cancellation of the same dollar amount of outstanding deferred compensation obligation owed by the Company to Dr. Jeffrey Hillman, our Chief Scientific Officer and director. Approximately half of the total investment, or $1,250,000, was made by the KFLP. In conjunction with, and as a condition to closing of the financing, the KFLP was issued 4,000,000 shares of the Company's Common Stock at $0.25 per share, which was the same price per share paid by the investors, in exchange for the cancellation of its $1.0 million secured note. The loan originally had been secured by substantially all of the Company's assets (excluding receivables) and required interest payments at the rate of Prime plus 4.0% which were payable quarterly.

Contemporaneously with the financing transaction contemplated by the Securities Purchase Agreement, the KFLP also elected to exercise previously issued warrants (issued on June 30, 2009 as part of the June 2009 Private Placement) to purchase 1,000,000 shares of Company Common Stock. The warrants were exercised through the payment by the KFLP of the warrant exercise price of $0.10 per share. Additionally, Christine L. Koski and Robert C. Koski, as Directors of the Company, each exercised previously issued options to purchase 100,000 shares of the Company's Common Stock at the option exercise price of $0.10 per share. These options were automatically granted to both Christine and Robert Koski when they became non-employee directors of the Company on June 30, 2009.

On January 13, 2010, we completed the $3,004,062 private placement contemplated by the Securities Purchase Agreement and December 2009 Private Placement and issued another 2,000,000 shares of common stock at a price of $0.25 per share to the accredited investors for $500,000. Of this amount the KFLP again participated in one half of the remainder of the aggregate investment by acquiring 1,000,000 shares for $250,000.

       The May 2010 Financing Transaction.

On May 28, 2010, we entered into an Unsecured Promissory Note with Conversion Provisions (the Note”) with the Koski Family Limited Partnership (the “KFLP”) pursuant to which Note we borrowed $1,000,000 from the KFLP.  Interest on the Note accrues at the rate of LIBOR plus 6% and the principal of the Note, together with all accrued interest thereon, is due and payable on such date that is the earlier of: (a) the closing date of a registered public offering of newly issued equity securities by us resulting in cash proceeds to us (other than in connection with employee option plans) or (b) May 27, 2011 (the “Due Date”); provided, however, that in the event we complete a private offering of equity securities prior to such Due Date (a “Private Placement”), we may at our option, upon five (5) days written notice to the KFLP, elect to convert the principal of the Note, together with all accrued interest thereon, into the same equity securities being sold in the Private Placement at the same price and terms (the “Conversion Securities”) and issue the Conversion Securities to the KFLP. Directors Christine L. Koski and Robert C. Koski are partners in the KFLP. The issuance of the Note was approved by the disinterested members of  the Company’s Board of Directors.

The June 2008 Private Placement.

On June 12, 2008, our Securities Purchase Agreement (“SPA”) with two accredited investors became binding and we closed on $2,600,000 in equity based financing with net proceeds of $2,515,000. We issued a total of 5,777,778 shares of restricted common stock in the private placement. The shares were sold to two accredited investors (including our largest shareholder and affiliate, Mr. George T. Hawes) at $0.45 per share. Each participating investor also received warrants to purchase shares of common stock at the price of $1.30 per share. One warrant was issued for each share of common stock issued for a total of 5,777,778 shares that may be acquired upon exercise of the warrants. The warrants are exercisable and expire June 12, 2013. In addition, Mr. George T. Hawes, acquired certain rights pursuant to the SPA. However, these rights were the subject of the waiver and release agreement noted above under the June 2009 Private Placement and were waived by Mr. Hawes as a condition precedent to such financing and such rights are no longer in force or effect.

Warrant Exercises.

On August 7, 2007, we closed on $1,171,591 in equity based financing. We issued a total of 4,600,000 shares of restricted common stock and warrants to acquire 4,600,000 shares of common stock in a private placement to accredited investors. The shares were sold to accredited investors at $0.25 per share, except that per stock exchange requirements, a former director, acquired his shares at $0.44 per share, which was the closing share price on August 7, 2007. One of our largest shareholders at the time, George Hawes participated in this offering and acquired 1,100,000 shares and 1,100,000 warrants. Each warrant to purchase shares of common stock is exercisable at the price of $0.58 per share. The warrants expired on August 8, 2008 (the “August 2007 Warrants”). On January 31, 2008 we amended the August 2007 Warrants, to reduce the exercise price to $0.44, which was the fair market value on the date of the amendment for a designated period of time (from January 28, 2008 to February 29, 2008) following which the exercise price reverted back to $0.58. Prior to the expiration of the August 2007 Warrants, 3,386,364 shares were issued upon exercise at the amended exercise price. George Hawes acquired 500,000 shares at the reduced exercise price.

Relationships

During 2008, Dr. Zahradnik’s wife provided administrative services to the Company as an independent contractor on an as-needed basis at an hourly rate and was paid an aggregate of $5,925 during fiscal 2008.  As of February 15, 2008, Ms. Zahradnik was no longer providing these services to the Company.

During 2008 and 2009 we paid $201,665 and $150,406 to a law firm that employs our director, Dr. Hillman’s daughter and for which we received intellectual property related legal services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and any persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, directors and holders of ten percent or more of the Company's Common Stock, the Company believes, all persons subject to the reporting requirements with regard to the Common Stock complied with the applicable filing requirements during 2009, except that following the June 29, 2009 transaction between the Koski Family Limited Partnership (“KFLP”) and the Company, the following individuals and entities were late in the filing of Form 4s: the KFLP (together with its partners, which included our directors Ms. Christine Koski and Mr. Robert Koski) were each two days late in filing their Form 4s; our Chief Scientific Officer, Dr. Hillman was two days late in filing his Form 4; and our Chief Financial Officer, Brian Bohunicky, was two days late in filing his Form 4.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2009, and the notes thereto.

Review with Management

The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2009 and the notes thereto.  Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with Kirkland, Russ, Murphy and Tapp, PA the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee also received and reviewed written disclosures and the letter from Kirkland, Russ, Murphy and Tapp, PA regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with Kirkland, Russ, Murphy and Tapp, PA their independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Submitted by Audit Committee/Board of Directors:

Charles L. Pope (Chair)
Frederick W. Telling
(members since June 4, 2010)

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Non-Ratification By Shareholders

The Company has elected not to submit its selection of Kirkland, Russ, Murphy & Tapp, PA, as the Company’s independent registered public accountant to the shareholders for ratification for the coming fiscal year because it does not believe that it is required to do so.  Representatives from Kirkland, Russ, Murphy & Tapp, P.A. the Company’s current independent registered public accountant are expected to be present at the Annual Meeting , able to make a statement if they desire to do so, and, will be available to respond to questions.

Principal Accountant Fees And Services.

The following table presents fees incurred for professional audit services rendered by our independent registered public accounting firm, Kirkland, Russ, Murphy and Tapp, PA for the audit of our financial statements for the years ended December 31, 2009 and December 31, 2008, and fees for other services rendered by Kirkland, Russ, Murphy and Tapp and other accounting firms whom assisted on special projects during those periods.

Type of Fees	2009	2008

Audit Fees (1)	$124,625	$110,150
Audit-Related Fees (2)	37,037	8,075
Tax Fees (3)	3,100	3,000
All Other Fees (4)	14,821	—
Total	$179,583	$121,225

(1)           Audit Fees: These fees consist of aggregate fees billed or to be billed by Kirkland, Russ, Murphy and Tapp, PA of $124,625 for professional services rendered in connection with their audit of the Company’s 2009 and 2008 financial statements, respectively, including the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q.
(2)           Audit-Related Fees:  There were fees billed by Edward Leiber, CPA and Kirkland, Russ, Murphy and Tapp, PA for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported above under the caption "Audit Fees."
(3)           Tax Fees:  There were fees billed by Kirkland, Russ, Murphy and Tapp, PA for professional services for tax compliance and tax advice.
(4)           All Other Fees:  There were fees billed by Taylor White Accounting firm in 2009 of $14,821 in connection with the professional services associated with the Company’s compliance with the Sarbanes-Oxley Act of 2002 filings for small businesses.  No other fees were billed for 2008.

Pre-Approval Policies and Procedures

The Audit Committee approves in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm.  The Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence and has pre-approved certain specified audit and non-audit services to be provided by Kirkland, Russ, Murphy and Tapp, PA for up to twelve (12) months from the date of the pre-approval.  If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration.

The Audit Committee approves in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm.  The Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence.  If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration.

OTHER MATTERS

Interim Corporate Mailings

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the Company may elect annually to receive interim corporate mailings, including interim financial statements of the Company, if they so request. If you wish to receive such mailings, please complete the form in Appendix B and mail as instructed on the form.

Availability of Annual Report on Form 10-K

Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-K for 2009. Shareholders who would like additional copies of the Annual Report on Form 10-K should direct their requests in writing to:
Oragenics, Inc.
13700 Progress Boulevard
Alachua, Florida 32615
Attention: Brian Bohunicky, Secretary.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement.  Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

BY ORDER OF THE
BOARD OF DIRECTORS
/s/Brian Bohunicky
Brian Bohunicky,
Secretary
Alachua, Florida
July 21, 2010

Appendix A

FORM OF ARTICLES OF AMENDMENT TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
ORAGENICS, INC.
(Document Number P96000091949)

          Oragenics, Inc. (the “Corporation”), does hereby certify that the Corporation’s Articles of Incorporation originally filed with the Florida Secretary of State on November 4, 1996, as amended and restated on May 8, 2002, as further amended by that certain amendment filed October 28, 2009, is hereby further amended pursuant to Section 607.1006 of the Florida Business Corporation Act of the State of Florida.

          The Corporation does hereby further certify that this Article of Amendment was duly adopted by the Corporation’s Board of Directors and by the shareholders of the Corporation in accordance with the applicable provisions of Section 607.0725 of the Florida Business Corporation Act of the State of Florida.

          The Amended and Restated Articles of Incorporation of the Corporation, as amended, are amended as follows:

          The first paragraph of Article II of the Amended and Restated Articles of Incorporation, as amended, shall be deleted in its entirety and replaced with the following:

“Capital Stock: The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is [*] shares, consisting of (i)[*] shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 20,000,000 shares of preferred stock, no par value (“Preferred Stock”).

          Upon the effectiveness of the amendment to the Amended and Restated Articles of Incorporation (the “Effective Time”), each [**] shares of the Corporation’s common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) (including the number of shares of common stock issuable upon exercise or conversion of all issued and outstanding, options, warrants and convertible securities of every kind, including all options, shares outstanding and authorized for issuance under the Corporation's Amended and Restated 2002 Stock Incentive Plan, (as amended), will automatically and without any action on the part of the respective holders thereof, be combined and reclassified into one (1) share of common stock, par value $0.001 per share (the “New Common Stock”) (and such combination and conversion, the “Reverse Stock Split”).  Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the Reverse Stock Split and the Corporation shall not recognize on its stock record books any purported transfer of any fractional share of New Common Stock. In lieu thereof, the Corporation shall make a cash payment equal to the Market Value (as subsequently defined herein) of such fractional share of Common Stock to holders thereof who would otherwise be entitled to receive fractional shares, except for the provisions hereof, upon surrender of certificates representing those shares to the Corporation’s transfer agent. The ownership of such fractional interests shall not entitle the holder thereof to any voting, dividend or other right, except the right to receive payment therefor as described above. For the purposes hereof, “Market Value” of shares of Common Stock shall mean an amount per share equal to the closing price of the Common Stock on the business day immediately preceding the Effective Time as reported by the OTC Bulletin Board (or another exchange on which the Common Stock is then listed). Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional share interests of New Common Stock as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional share interests of New Common Stock to which such holder may be entitled as set forth above.”

          The remainder of the Amended and Restated Articles of Incorporation shall remain unchanged and in full force and effect.

A-1

The Board of Directors of the Corporation adopted the foregoing resolution on June 23, 2010 and recommended that this resolution be adopted by the Corporation’s shareholders. On August 25, 2010, at a meeting of the Corporation’s shareholders at which the number of votes cast FOR the foregoing actions were sufficient for approval pursuant to the provisions of Section 607.0725 of the Florida Business Corporations Act, the herein contained resolutions were adopted by the Corporation’s shareholders pursuant to the provisions of Section 607.10025 of the Florida Business Corporations Act.

          IN WITNESS WHEREOF, the Corporation has caused this Article of Amendment to be signed on                     , 2011.

ORAGENICS, INC.

Name:
Title:

*A vote FOR Proposal II includes approval of the amendment to the Amended and Restated Articles of Incorporation to reduce the authorized shares of common stock with a corresponding and resulting reduction to our total authorized capital stock as follows:

the total number of shares of all classes of capital stock authorized will be as follows for the split ratios indicated: (1:2)-170,000,000; (1:4)-95,000,000; (1:6)-70,000,000; (1:8)-57,500,000; (1:10)-50,000,000; (1:15)-40,000,000; and (1:20)-35,000,000; and

the total number of shares of common stock authorized will be as follows for the split ratios indicated: (1:2)-150,000,000; (1:4)-75,000,000; (1:6)-50,000,000; (1:8)-77,500,000; (1:10)-30,000,000; (1:15)-20,000,000; and (1:20)-15,000,000.

** A vote FOR Proposal II includes approval of an amendment to our Amended and Restated Articles of Incorporation with a whole number between 2 and 20 where indicated. In Proposal II, our shareholders are requested to approve an amendment to effect a reverse stock split in each of the following ratios: one-for-two (1:2), one-for-four (1:4), one-for-six (1:6), one-for-eight (1:8), one-for-ten (1:10), one-for-fifteen (1:15), one-for-twenty (1:20) and to authorize the Board to file or not to file any such amendment with the Secretary of State of Florida in its discretion.

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Appendix B

Oragenics, Inc.

Request for Interim Financial Statements

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request.  If you wish to receive such mailings, please complete and return this form to:

Oragenics, Inc.
Investor Relations
13700 Progress Boulevard
Alachua, FL  32615

NAME: _____________________________________________________________

ADDRESS:         _____________________________________________________________

       _____________________________________________________________

POSTAL CODE: ___________________________

I confirm that I am an owner of common stock of the Corporation.

SIGNATURE OF
SHAREHOLDER:      __________________________________________DATE:____________

CUSIP:                                      684023104

SCRIP COMPANY CODE:                     ORGQ

B-1

Appendix C

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
ORAGENICS, INC.
TO BE HELD AT GRAND HYATT TAMPA BAY, 2900 BAYPORT DRIVE TAMPA, FLORIDA 33607
ON WEDNESDAY, AUGUST 25, 2010 AT 10:00 A.M. LOCAL TIME

The undersigned shareholder of Oragenics, Inc.(the "Company"), Alachua, Florida, hereby constitutes and appoints David Hirsch with full power of substitution or in the place of the foregoing, Jeffrey Hillman as proxy holder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the annual meeting of Shareholders or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated July 21, 2010, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of the Directors listed on the reverse side and FOR Proposal II.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENICS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.  The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

C-1

PROXY

A. PROPOSALS – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal II.

Proposal I: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

Christine L. Koski	For ☐ Withhold Authority ☐
Robert C. Koski	For ☐ Withhold Authority ☐
Jeffrey D. Hillman	For ☐ Withhold Authority ☐
David B. Hirsch	For ☐ Withhold Authority ☐
Charles L. Pope	For ☐ Withhold Authority ☐
Frederick W. Telling	For ☐ Withhold Authority ☐

Proposal II: To approve an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock at the discretion of our board of directors.

☐ For	☐ Against	☐ Abstain

B.  Authorized Signatures – This section must be completed for your vote to be counted. — Date and Sign Below.

  Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Shares Held: ________________________________________

Signature of Shareholder ________________________________________

Signature of Shareholder (If held jointly) ___________________________

Dated: ___________________________________________
THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

C-2